UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/09
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ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock Lifestyle Portfolios

Annual Report
12.31.09

John Hancock
Lifestyle Aggressive Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund of funds and normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	43%

International Large Cap	17%

U.S. Mid Cap	14%

U.S. Small Cap	8%

Emerging Markets	7%

Natural Resources	3%

International Small Cap	3%

Large Blend	3%

Small Growth	1%

Small Value	1%

As a percentage of net assets on December 31, 2009.

Portfolio results

For the 12 months ended December 31, 2009, John Hancock Lifestyle Aggressive Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 36.04%, 35.09%, 35.09%, 35.66%, 35.59%, 36.09%, 36.51%, and 36.70%, respectively, at net asset value. In comparison, the Portfolio’s benchmark indexes — the Standard & Poor’s 500 Index, and the MSCI EAFE Gross Index — returned 26.46% and 32.45% respectively, during the same period. The Portfolio also topped the 28.17% average return of Morningstar, Inc.’s large blend fund category.

Performance review

The outperformance of the Portfolio was attributable to the allocations to many of the diversifying asset classes that outpaced the S&P 500 Index. The Portfolio’s allocations to U.S. mid cap, U.S. small cap, international large cap, international small cap, emerging market and global natural resources equities all benefited relative performance.

The performance of the Portfolio was also aided by our manager allocations. Our active managers outperformed their respective benchmarks in most of the major equity asset classes. Emerging Markets Value Fund (DFA) outperformed due to its value approach and its small-cap bias. Alpha Opportunities Fund (Wellington) posted positive relative results due to its strong stock picking across most sectors, most notably information technology. Small Cap Intrinsic Value Fund (MFC Global (U.S.)) contributed positively due to excellent security selection within the information technology and consumer discretionary sectors. Finally, International Value Fund (Templeton) added to results from its strong stock selection within the information technology and industrials sectors.

There were select funds that experienced more challenging results over the period. For example, U.S. Multi-Sector Fund (GMO) was a drag on relative performance due to the fund’s bias towards high-quality stocks. However, despite lagging for most of the year, relative results did improve in the fourth quarter, as high-quality stocks outperformed. Mid Cap Stock Fund (Wellington) also detracted from results primarily due to its overweight to the financials sector during the first half of the year, as well as its allocation to defensive insurance stocks. Although the fund lagged in 2009, it did outperform in the second half of the year, led by positive stock selection across the industrials and consumer discretionary sectors.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS

Alpha Opportunities	▲	Strong stock picking across most sectors, most notably
Fund (Wellington)		information technology
Small Cap Intrinsic	▲	Excellent security selection within the information technology and
Value Fund		consumer discretionary sectors
(MFC Global (U.S. ))
Mid Cap Stock Fund	▼	Overweight in the financials sector during the first half of the year held
(Wellington)		back its one-year performance

Subadviser shown in parentheses

4	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Aggressive Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indices.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	10,051	10,065	9,187	10,274	10,389	10,516	10,574

With maximum sales charge	9,879	10,065	9,187	10,274	10,389	10,516	10,574

Index 1	10,252	10,252	9,081	10,252	10,252	10,252	10,283

Index 2[2]	11,455	11,455	9,295	11,455	11,455	11,455	11,121

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of December 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

MSCI EAFE Gross Index (Europe, Australasia, Far East) — Index 2 — is a free floating adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Performance chart

Total returns with maximum sales charge (POP) for the period ended December 31, 2009

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	29.27%	30.09%	34.09%	35.66%	35.59%	36.09%	36.51%	36.70%

Average annual returns — Since inception	–0.38%	–0.29%	0.15%	–2.54%	0.64%	0.91%	1.20%	1.33%

Cumulative returns — 1 year	29.27%	30.09%	34.09%	35.66%	35.59%	36.09%	36.51%	36.70%

Cumulative returns —Since inception	–1.59%	–1.21%	0.65%	–8.13%	2.74%	3.89%	5.16%	5.74%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.22%, Class R1 — 1.97%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.37%, Class R1 — 2.35%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.52%, Class C — 2.22%, Class R3 — 1.77%, Class R4 — 1.52%, Class R5 — 1.18%, Class 1 — 0.98%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 Index as of closest month end to inception date.

3 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	5

John Hancock

Lifestyle Growth Portfolio

Goal and strategy

The Portfolio seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 80% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	42%

International Large Cap	10%

U.S. Mid Cap	9%

Emerging Markets	5%

Large Blend	3%

U.S. Small Cap	2%

Natural Resources	2%

Real Estate	2%

International Small Cap	1%

Small Growth	1%

Small Value	1%

Fixed Income	% of Total

High Yield Bond	6%

Treasury Inflation-
Protected Securities	5%

Intermediate Bond	5%

Multi-Sector Bond	4%

Bank Loan	4%

Global Bond	1%

As a percentage of net assets on December 31, 2009.

Portfolio results

For the 12 months ended December 31, 2009, John Hancock Lifestyle Growth Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1, and Class 5 shares returned 34.54%, 33.53%, 33.63%, 34.15%, 34.26%, 34.73%, 35.09%, 35.27%, and 35.37%, respectively, at net asset value. In comparison, the broad S&P 500 Index returned 26.46%, the Barclays Capital U.S. Aggregate Bond Index returned 5.93% and the Portfolio’s benchmark — a blended index combining 80% S&P 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index —returned 22.46% during the same period. The Portfolio also topped the 28.17% average return of Morningstar, Inc.’s large blend fund category.

Performance review

The outperformance of the Portfolio was attributable to the allocations to many of the diversifying asset classes that outpaced the broad market benchmark. The Portfolio’s allocations to U.S. mid cap, international large cap, international small cap, emerging markets, global real estate and global natural resources equities all benefited relative performance. Within fixed income, the Portfolio’s allocations to high-yield bonds and floating-rate loans added significant value as credit spreads fell from their all-time highs experienced at the end of 2008.

Our active managers outperformed their respective benchmarks in most of the major equity asset classes. Emerging Markets Value Fund (DFA) outperformed due to its value approach and small-cap bias. Alpha Opportunities Fund (Wellington) posted positive relative results from superior stock picking, particularly within information technology. Value & Restructuring Fund (Columbia) contributed positively due to its overweight in materials and information technology and skilled stock-picking within energy and financials. International Value Fund (Templeton) added to results with strong stock selection in information technology and industrials. Conversely, U.S. Multi-Sector Fund (GMO) was a drag to relative performance due to the fund’s bias towards high-quality stocks.

Within fixed income, our managers contributed positively to relative results. Total Return Fund (PIMCO) added to relative performance due to its yield curve positioning and exposure to corporate and agency bonds. The multi-sector bond funds, such as Strategic Income Fund (MFC Global (U.S.)), outperformed the Barclays Capital U.S. Aggregate Bond Index due to the funds’ greater exposure to credit securities. Within the high-yield asset class, High Income Fund (MFC Global (U.S.)) added value due to its investments in lower-rated securities, which rallied significantly throughout the year. Finally, U.S. High Yield Bond Fund (Wells Capital) delivered strong absolute performance and was in-line with its peer group, but it underperformed the high-yield benchmark. Historically this has been one of our best-performing high-yield funds.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Alpha Opportunities	▲	Superior stock picking, particularly within information technology
Fund (Wellington)
Total Return Fund	▲	Favorable yield curve positioning and exposure to corporate and
(PIMCO)		agency bonds
U.S. Multi-Sector	▼	A drag on relative performance due to the fund’s bias towards
Fund (GMO)		high-quality stocks
Subadviser shown in parentheses

6	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Growth Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indices.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	10,484	10,498	9,714	10,710	10,836	10,974	11,017	10,136

With maximum sales charge	10,311	10,498	9,714	10,710	10,836	10,974	11,017	10,136

Index 1	10,252	10,252	9,081	10,252	10,252	10,252	10,283	9,476

Index 2	12,584	12,584	12,182	12,584	12,584	12,584	12,589	12,532

Index 3[2,3]	10,665	10,665	9,607	10,665	10,665	10,665	10,506	10,115

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of December 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 80% Standard & Poor’s 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended December 31, 2009

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	27.81%	28.53%	32.63%	34.15%	34.26%	34.73%	35.09%	35.27%	35.37%

Average annual returns — Since inception	0.63%	0.73%	1.16%	–0.88%	1.64%	1.93%	2.24%	2.33%	0.39%

Cumulative returns — 1 year	27.81%	28.53%	32.63%	34.15%	34.26%	34.73%	35.09%	35.27%	35.37%

Cumulative returns — Since inception	2.68%	3.11%	4.98%	–2.86%	7.10%	8.36%	9.74%	10.17%	1.36%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.17%, Class R1 — 1.92%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.22%, Class R1 — 2.15%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.40%, Class C — 2.11%, Class R3 — 1.65%, Class R4 — 1.37%, Class R5 — 1.05%, Class 1 — 0.93%, Class 5 — 0.88%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 80% Standard & Poor’s 500 Index and 20% Barclays Capital U.S. Aggregate Bond Index.

4 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	7

John Hancock
Lifestyle Balanced Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 60% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	35%

International Large Cap	6%

Emerging Markets	3%

U.S. Mid Cap	3%

Natural Resources	2%

Large Blend	2%

Real Estate	2%

U.S. Small Cap	2%

Small Growth	1%

Fixed Income	% of Total

Intermediate Bond	12%

High Yield Bond	11%

Multi-Sector Bond	9%

Bank Loan	4%

Treasury Inflation-
Protected Securities	4%

Global Bond	3%

As a percentage of net assets on December 31, 2009.

Portfolio review

For the 12 months ended December 31, 2009, John Hancock Lifestyle Balanced Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 32.87%, 31.99%, 32.08%, 32.21%, 32.62%, 33.10%, 33.45%, 33.59%, and 33.66%, respectively, at net asset value. In comparison, the broad S&P 500 Index returned 26.46%, the Barclays Capital U.S. Aggregate Bond Index returned 5.93% and the Portfolio’s benchmark — a blended index combining 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index — returned 18.39% during the same period. The Portfolio’s results also topped the 24.13% average return of Morningstar, Inc.’s moderate allocation fund category.

Performance review

The outperformance of the Portfolio was attributable to the allocations to many of the diversifying asset classes that outpaced the broad market benchmark. The Portfolio’s allocations to U.S. mid cap, U.S. small cap, international large cap, international small cap, emerging markets, U.S. real estate, global real estate and global natural resources equities all benefited relative performance. Within fixed income, the Portfolio’s allocations to high-yield bonds and floating-rate loans added significant value as credit spreads fell from their all-time highs experienced at the end of 2008.

Our active managers outperformed their respective benchmarks in most of the major equity asset classes. Emerging Markets Value Fund (DFA) outperformed due to its value approach and small-cap bias. Alpha Opportunities Fund (Wellington) posted positive relative results from superior stock picking, particularly within information technology. Value & Restructuring Fund (Columbia) contributed positively due to its overweight in materials and information technology and skilled stock-picking within energy and financials. International Value Fund (Templeton) added to results with strong stock selection in information technology and industrials. Conversely, U.S. Multi-Sector Fund (GMO) was a drag on relative performance due to the fund’s bias towards high-quality stocks.

Within fixed income, our managers contributed positively to relative results. Total Return Fund (PIMCO’s) strong relative performance was due to its yield curve positioning and exposure to corporate and agency bonds. The multi-sector bond funds, such as Strategic Income Fund (MFC Global (U.S.)), outperformed the Barclays Capital U.S. Aggregate Bond Index due to the funds’ greater exposure to credit securities. Within the high-yield asset class, High Income Fund (MFC Global (U.S.)) added value due to its investments in lower-rated securities, which rallied significantly throughout the year. Finally, U.S. High Yield Bond Fund (Wells Capital) delivered strong absolute performance and was in-line with its peer group, but it underperformed the high-yield benchmark. Historically this has been one of our best-performing high-yield funds.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Alpha Opportunities	▲	Superior stock picking, particularly within information technology
Fund (Wellington)
Total Return Fund	▲	Favorable yield curve positioning and exposure to corporate and
(PIMCO)		agency bonds
U.S. Multi-Sector Fund	▼	A drag on relative performance due to the fund’s bias towards
(GMO)		high-quality stocks
Subadviser shown in parentheses

8	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Balanced Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indices.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	10,900	10,937	10,141	11,146	11,281	11,420	11,460	10,711

With maximum sales charge	10,722	10,937	10,141	11,146	11,281	11,420	11,460	10,711

Index 1	10,252	10,252	9,081	10,252	10,252	10,252	10,283	9,476

Index 2	12,584	12,584	12,182	12,584	12,584	12,584	12,589	12,532

Index 3[2,3]	11,202	11,202	10,242	11,202	11,202	11,202	11,055	10,746

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1, and Class 5 shares, respectively, as of December 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 – is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended December 31, 2009

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	26.16%	26.99%	31.08%	32.21%	32.62%	33.10%	33.45%	33.59%	33.66%

Average annual returns — Since inception	1.61%	1.67%	2.15%	0.43%	2.61%	2.91%	3.21%	3.29%	1.98%

Cumulative returns — 1 year	26.16%	26.99%	31.08%	32.21%	32.62%	33.10%	33.45%	33.59%	33.66%

Cumulative returns — Since inception	6.94%	7.22%	9.37%	1.41%	11.46%	12.81%	14.20%	14.60%	7.11%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class R1 — 1.88%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class R1 — 3.35%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.31%, Class B — 2.13%, Class C — 2.01%, Class R3 — 1.58%, Class R4 — 1.29%, Class R5 — 0.98%, Class 1 — 0.89%, Class 5 — 0.84%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

4 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	9

John Hancock

Lifestyle Moderate Portfolio

Goal and strategy

The Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	23%

International Large Cap	7%

U.S. Mid Cap	3%

Real Estate	2%

Large Blend	1%

Small Growth	1%

U.S. Small Cap	1%

Fixed Income	% of Total

Intermediate Bond	24%

Multi-Sector Bond	13%

High Yield Bond	11%

Bank Loan	5%

Treasury Inflation-
Protected Securities	5%

Global Bond	4%

As a percentage of net assets on December 31, 2009.

Portfolio review

For the 12 months ended December 31, 2009, John Hancock Lifestyle Moderate Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares returned 27.88%, 26.91%, 27.00%, 27.35%, 27.43%, 27.71%, 28.10%, 28.49%, and 28.45%, respectively, at net asset value. In comparison, the broad Barclays Capital U.S. Aggregate Bond Index returned 5.93%, the S&P 500 Index returned 26.46% and the Portfolio’s benchmark — a blended index combining 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index — returned 14.27% during the same period. The Portfolio’s results also topped the average 20.77% return of Morningstar, Inc.’s conservative allocation fund category.

Performance review

The outperformance of the Portfolio was attributable to the allocations to many of the diversifying asset classes that outpaced the broad bond market benchmark. The Portfolio’s allocations to high-yield bonds and floating-rate loans added significant value as credit spreads narrowed from their all-time highs experienced at the end of 2008. The allocation to Treasury Inflation-Protected Securities also contributed positively to relative performance as inflation expectations increased among investors. Within equities, the Portfolio’s allocations to U.S. mid cap, U.S. small cap, international large cap, U.S. real estate and global real estate equities all benefited relative performance.

Within fixed income, our managers contributed positively to relative results. Total Return Fund’s (PIMCO) strong relative performance was due to its yield curve positioning and exposure to corporate and agency bonds. The multi-sector bond funds, such as Strategic Income Fund (MFC Global (U.S.)), outperformed the Barclays Capital U.S. Aggregate Bond Index due to the funds’ greater exposure to credit securities. Within the high-yield asset class, High Income Fund (MFC Global (U.S.)) added value due to its investments in lower-rated securities, which rallied significantly throughout the year. Despite the underperformance of the global bond asset class, Global Bond Fund (PIMCO) significantly outpaced its benchmark, resulting in an overall positive contribution. U.S. High Yield Bond Fund (Wells Capital) delivered strong absolute performance and was in-line with its peer group, but it underperformed the high-yield benchmark. Historically this has been one of our best performing high-yield funds.

Within equities, Value & Restructuring Fund (Columbia) contributed positively due to its overweight in materials and information technology and skilled stock-picking within energy and financials. Finally, U.S. Multi-Sector Fund (GMO) was a drag on relative performance due to the fund’s bias towards high-quality stocks. However, despite lagging for most of the year, relative results did improve in the fourth quarter as high-quality stocks outperformed.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Total Return Fund	▲	Favorable yield curve positioning and exposure to corporate and
(PIMCO)		agency bonds
High Income Fund	▲	Investments in lower-rated securities rallied significantly throughout
(MFC Global (U.S. ))		the year
U.S. Multi-Sector	▼	A drag on relative performance due to the fund’s bias towards
Fund (GMO)		high-quality stocks
Subadviser shown in parentheses

10	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Moderate Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indices.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Without sales charge	11,175	11,217	10,647	11,432	11,546	11,697	11,754	11,206

With maximum sales charge	10,993	11,217	10,647	11,432	11,546	11,697	11,754	11,206

Index 1	10,252	10,252	9,081	10,252	10,252	10,252	10,283	9,476

Index 2	12,584	12,584	12,182	12,584	12,584	12,584	12,589	12,532

Index 3[2,3]	11,710	11,710	10,868	11,710	11,710	11,710	11,576	11,363

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares, respectively, as of December 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 40% Standard & Poor’s 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended December 31, 2009

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]	Class 5[1]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05	7-3-06

Average annual returns — 1 year	21.54%	21.91%	26.00%	27.35%	27.43%	27.71%	28.10%	28.49%	28.45%

Average annual returns — Since inception	2.24%	2.28%	2.77%	1.92%	3.23%	3.48%	3.80%	3.91%	3.30%

Cumulative returns — 1 year	21.54%	21.91%	26.00%	27.35%	27.43%	27.71%	28.10%	28.49%	28.45%

Cumulative returns — Since inception	9.77%	9.93%	12.17%	6.47%	14.32%	15.46%	16.97%	17.54%	12.06%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class B — 2.14%, Class R1 — 1.89%, Class R4 — 1.49%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class B — 2.17%, Class R1 — 2.75%, Class R4 — 1.57%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.31%, Class C — 2.03%, Class R3 — 1.78%, Class R5 — 1.14%, Class 1 — 0.90%, Class 5 — 0.85%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 40% Standard & Poor’s 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

4 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	11

John Hancock

Lifestyle Conservative Portfolio

Goal and strategy

The Portfolio seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% of its assets in underlying funds that invest primarily in equity securities.

Asset Allocation

Equity	% of Total

U.S. Large Cap	16%

International Large Cap	3%

Real Estate	2%

Fixed Income	% of Total

Intermediate Bond	33%

Multi-Sector Bond	17%

High Yield Bond	8%

Global Bond	6%

Short-Term Bond	6%

Bank Loan	6%

Treasury Inflation-
Protected Securities	4%

As a percentage of net assets on December 31, 2009.

Portfolio review

For the 12 months ended December 31, 2009, John Hancock Lifestyle Conservative Portfolio’s Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares returned 22.53%, 21.46%, 21.58%, 21.74%, 21.94%, 22.22%, 22.67%, and 22.96%, respectively, at net asset value. In comparison, the broad Barclays Capital U.S. Aggregate Bond Index returned 5.93%, the S&P 500 Index returned 26.46% and the Portfolio’s benchmark — a blended index combining 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index — returned 10.11% during the same period. The Portfolio’s returns also topped the average 20.77% return of Morningstar, Inc.’s conservative allocation category.

Performance review

The outperformance of the Portfolio was attributable to the allocations to many of the diversifying asset classes that outpaced the broad market benchmark. The Portfolio’s allocations to high-yield bonds and floating-rate loans added significant value as credit spreads narrowed from their all-time highs experienced at the end of 2008. The allocation to Treasury Inflation-Protected Securities also contributed positively to relative performance as inflation expectations increased among investors. Within equities, the Portfolio’s allocations to U.S. mid cap, U.S. small cap, international large cap, U.S. real estate and global real estate equities all benefited relative performance.

Within fixed income, our managers contributed positively to relative results. Total Return Fund (PIMCO) helped relative performance due to its yield curve positioning and exposure to corporate and agency bonds. The multi-sector bond funds, such as Strategic Income Fund (MFC Global (U.S.)), outperformed the Barclays Capital U.S. Aggregate Bond Index due to the funds’ greater exposure to credit securities. Within the high-yield asset class, High Income Fund (MFC Global (U.S.)) added value due to its investments in lower-rated securities, which rallied significantly throughout the year. Despite the underperformance of the global bond and short-term bond asset classes, the active managers were able to significantly outpace their benchmarks, resulting in overall positive contributions. U.S. High Yield Bond Fund (Wells Capital) delivered strong absolute performance and was in-line with its peer group, but it underperformed the high-yield benchmark. Historically this has been one of our best-performing high-yield funds.

Within equities, Value & Restructuring Fund (Columbia) contributed positively due to its overweight to materials and information technology and skilled stock picking within energy and financials. Finally, U.S. Multi-Sector Fund (GMO) which was added to the Portfolio in May, was a drag on relative performance due to the fund’s bias towards high-quality stocks.

This commentary reflects the views of the portfolio managers through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Total Return Fund	▲	Favorable yield curve positioning and exposure to corporate and
(PIMCO)		agency bonds
High Income Fund	▲	Investments in lower-rated securities rallied significantly throughout
(MFC Global (U.S. ))		the year
U.S. Multi-Sector	▼	A drag on relative performance due to the fund’s bias towards
Fund (GMO)		high-quality stocks

Subadviser shown in parentheses

12	Lifestyle Portfolios | Annual report

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Lifestyle Conservative Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in a blended index and two separate indices.

	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Period beginning	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Without sales charge	11,565	11,583	11,184	11,830	11,937	12,101	12,158

With maximum sales charge	11,380	11,583	11,184	11,830	11,937	12,101	12,158

Index 1	10,252	10,252	9,081	10,252	10,252	10,252	10,283

Index 2	12,584	12,584	12,182	12,584	12,584	12,584	12,589

Index 3[2,3]	12,183	12,183	11,480	12,183	12,183	12,183	12,065

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares, respectively, as of December 31, 2009. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 20% Standard & Poor’s 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

Performance chart

Total returns with maximum sales charge (POP) for the period ended December 31, 2009

	Class A	Class B	Class C	Class R1[1]	Class R3[1]	Class R4[1]	Class R5[1]	Class 1[1]
Inception	10-18-05	10-18-05	10-18-05	9-18-06	10-18-05	10-18-05	10-18-05	10-15-05

Average annual returns — 1 year	16.37%	16.46%	20.58%	21.74%	21.94%	22.22%	22.67%	22.96%

Average annual returns — Since inception	3.06%	3.12%	3.56%	3.46%	4.08%	4.30%	4.64%	4.75%

Cumulative returns — 1 year	16.37%	16.46%	20.58%	21.74%	21.94%	22.22%	22.67%	22.96%

Cumulative returns — Since inception	13.50%	13.80%	15.83%	11.84%	18.30%	19.37%	21.01%	21.58%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class R1, Class R3, Class R4, Class R5 and Class 1 shares.

The expense ratios of the Portfolio, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Portfolio invests. The net expenses are as follows: Class R1 — 1.88%, Class R4 — 1.48%, Class R5 — 1.18%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class R1 — 3.08%, Class R4 — 1.64%, Class R5 — 1.29%. For the other classes, the net expenses equal the gross expenses and are as follows: Class A — 1.30%, Class B — 2.13%, Class C — 2.01%, Class R3 — 1.67%, Class 1 — 0.89%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Portfolio’s Web site at www.jhfunds.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Portfolio’s Class R1, Class R3, Class R4, Class R5 and Class 1 share prospectuses.

2 Index as of closest month end to inception date.

3 The blended index is comprised of 20% Standard & Poor’s 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

4 NAV represents net asset value and POP represents public offering price.

It is not possible to invest directly in an index. Index figures do not reflect sales charges, which would have resulted in lower values if they did.

Annual report | Lifestyle Portfolios	13

Your expenses

As a shareholder of John Hancock Funds II Lifestyle Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Portfolio expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varying operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will fluctuate. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	Lifestyle Portfolios | Annual report

Shareholder expense example chart

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-09	12-31-09	7-1-09–12-31-09	Expense Ratio[2]
Lifestyle Aggressive

Class A	Actual	$1,000.00	$1,238.40	$3.67	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%

Class B	Actual	1,000.00	1,234.50	7.60	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,234.50	7.60	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class R1	Actual	1,000.00	1,236.70	6.20	1.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

Class R3	Actual	1,000.00	1,235.90	5.52	0.98%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%

Class R4	Actual	1,000.00	1,238.70	3.67	0.65%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%

Class R5	Actual	1,000.00	1,241.00	1.98	0.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.40	1.79	0.35%

Class 1	Actual	1,000.00	1,242.50	0.62	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Lifestyle Growth

Class A	Actual	$1,000.00	$1,210.90	$3.73	0.67%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%

Class B	Actual	1,000.00	1,206.00	7.51	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,206.80	7.45	1.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%

Class R1	Actual	1,000.00	1,209.10	5.85	1.05%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%

Class R3	Actual	1,000.00	1,209.60	5.01	0.90%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%

Class R4	Actual	1,000.00	1,211.20	3.12	0.56%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.85	0.56%

Class R5	Actual	1,000.00	1,214.40	1.56	0.28%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%

Class 1	Actual	1,000.00	1,214.20	0.61	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,215.00	0.39	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%

Annual report | Lifestyle Portfolios	15

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-09	12-31-09	7-1-09–12-31-09	Expense Ratio[2]
Lifestyle Balanced

Class A	Actual	$1,000.00	$1,190.90	$2.98	0.54%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%

Class B	Actual	1,000.00	1,186.30	7.44	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,185.80	6.89	1.25%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%

Class R1	Actual	1,000.00	1,187.10	5.90	1.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%

Class R3	Actual	1,000.00	1,188.00	4.69	0.85%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%

Class R4	Actual	1,000.00	1,191.50	3.04	0.55%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%

Class R5	Actual	1,000.00	1,192.80	1.27	0.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.17	0.23%

Class 1	Actual	1,000.00	1,193.20	0.61	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,193.60	0.33	0.06%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

Lifestyle Moderate

Class A	Actual	$1,000.00	$1,161.20	$2.78	0.51%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.60	0.51%

Class B	Actual	1,000.00	1,156.80	7.34	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,157.40	6.69	1.23%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%

Class R1	Actual	1,000.00	1,157.20	5.98	1.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

Class R3	Actual	1,000.00	1,158.90	5.22	0.96%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%

Class R4	Actual	1,000.00	1,160.60	3.81	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

Class R5	Actual	1,000.00	1,162.20	1.85	0.34%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%

Class 1	Actual	1,000.00	1,163.00	0.60	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

Class 5	Actual	1,000.00	1,163.50	0.38	0.07%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%

16	Lifestyle Portfolios | Annual report

Shareholder expense example chart, continued

		Beginning	Ending	Expenses Paid
		Account Value	Account Value	During Period[1]	Annualized
		7-1-09	12-31-09	7-1-09–12-31-09	Expense Ratio[2]
Lifestyle Conservative

Class A	Actual	$1,000.00	$1,126.10	$2.63	0.49%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%

Class B	Actual	1,000.00	1,120.40	7.22	1.35%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,018.40	6.87	1.35%

Class C	Actual	1,000.00	1,121.40	6.52	1.22%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.21	1.22%

Class R1	Actual	1,000.00	1,121.90	5.88	1.10%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%

Class R3	Actual	1,000.00	1,123.40	5.14	0.96%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%

Class R4	Actual	1,000.00	1,124.20	3.75	0.70%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

Class R5	Actual	1,000.00	1,126.60	1.98	0.37%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%

Class 1	Actual	1,000.00	1,127.70	0.59	0.11%
	Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184, and divided by 365 (to reflect the one-half year period).

2 The annualized weighted average expense ratio of the underlying funds reflects the indirect expense impact to the fund from its investment in the underlying funds, based on the actual expense ratio of each underlying fund weighted for the fund’s relative average investment therein are as follows:

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
Period ended	Aggressive	Growth	Balanced	Moderate	Conservative
12/31/09	0.49%–1.40%	0.49%–1.40%	0.49%–1.40%	0.49%–1.17%	0.49%–1.09%

Annual report | Lifestyle Portfolios	17

Portfolio’s investments

Investment companies

Underlying Funds’ Subadvisers

American Century Management, Inc.	(American Century)

BlackRock Investment Management, LLC	(BlackRock)
(formerly Mercury Advisors)

Columbia Management Advisors, LLC	(Columbia)

Davis Advisors	(Davis)

Declaration Management/	(Declaration)
John Hancock Advisers

Deutsche Asset Management	(Deutsche)

Dimensional Fund Advisors, Inc.	(DFA)

Epoch Investment Partners	(Epoch)

Franklin®Templeton®	(Templeton)

Frontier Capital Management Company	(Frontier)

Grantham, Mayo, Van Otterloo & Co.	(GMO)

Invesco AIM Management Group, Inc.	(Invesco AIM)

Jennison Associates LLC	(Jennison)

Lord, Abbett	(Lord, Abbett)

Marsico Capital Management, LLC	(Marsico)

MFC Global Investment Management	(MFC Global U.S.A.)
(U.S.A.) Limited

MFC Global Investment Management	(MFC Global U.S.)
(U.S.), LLC

Munder Capital Management	(Munder)

Pacific Investment Management Company	(PIMCO)

Perimeter Capital Management, LLC	(Perimeter)

Rainier Investments Management, Inc.	(Rainier)

RiverSource Investments, LLC	(RiverSource)

Robeco Investment Management, Inc.	(Robeco)

SSgA Funds Management, Inc.	(SSgA)

Stone Harbor Investment Partners, LP	(Stone Harbor)

T. Rowe Price Associates, Inc.	(T. Rowe Price)

UBS Global Asset Management
(Americas) Inc.	(UBS)

Van Kampen Investments	(Van Kampen)

Wellington Management Company, LLP	(Wellington)

Wells Capital Management, Inc.	(Wells Capital)

Western Asset Management Company	(WAMCO)

Lifestyle Aggressive Portfolio

Securities owned by the Portfolio on 12-31-09

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds 1.50% (g)

Small Cap Intrinsic Value (MFC Global U.S.) (f)	5,019,976	$50,149,557

John Hancock Funds II 88.76% (g)

All Cap Core (Deutsche)	10,738,191	83,006,219

All Cap Value (Lord Abbett)	4,950,598	50,149,557

Alpha Opportunities (Wellington)	9,068,636	100,299,114

Blue Chip Growth (T. Rowe Price)	9,498,022	167,165,189

Capital Appreciation (Jennison)	14,895,908	150,448,671

Emerging Markets Value (DFA)	21,209,869	225,673,006

Equity-Income (T. Rowe Price)	7,961,146	99,593,932

Fundamental Value (Davis)	12,383,735	167,056,588

Index 500 (MFC Global U.S.A.) (f)	20,150,353	165,635,899

International Equity Index (SSgA)	3,078,115	50,142,486

International Opportunities (Marsico)	13,789,953	174,856,605

International Small Cap (Templeton)	3,790,594	50,149,557

International Small Company (DFA)	6,974,904	50,149,557

International Value (Templeton)	12,815,007	175,181,151

Large Cap (UBS)	2,892,915	33,413,166

Large Cap Value (BlackRock)	3,906,833	66,416,166

Mid Cap Index (MFC Global U.S.A.) (f)	6,256,963	100,299,114

Mid Cap Stock (Wellington)	8,822,934	125,373,892

Mid Cap Value Equity (RiverSource)	5,127,767	41,791,297

Mid Value (T. Rowe Price)	6,127,756	83,582,595

Natural Resources (Wellington)	4,845,368	100,299,114

Optimized Value (MFC Global U.S.A.) (f)	4,800,300	49,923,117

Small Cap Growth (Wellington)	4,445,883	41,791,297

Small Cap Index (MFC Global U.S.A.) (f)	3,124,583	33,433,038

Small Cap Opportunities (Munder)	2,044,834	33,433,038

Small Cap Value (Wellington)	3,054,919	41,791,297

Small Company Growth (Invesco AIM)	3,957,509	41,791,297

Small Company Value (T. Rowe Price)	3,142,203	66,866,076

Smaller Company Growth
(Frontier/MFC Global U.S.A. (f)/Perimeter)*	3,637,189	41,791,297

Technical Opportunities (Wellington)	4,617,823	50,149,557

U.S. Multi-Sector (GMO)	14,704,670	132,489,077

Value & Restructuring (Columbia)	6,793,376	66,778,890

Value (Van Kampen)	3,883,047	33,433,038

Vista (American Century)	8,951,282	66,866,076

		2,961,219,970
John Hancock Funds III 9.74% (g)

Disciplined Value (Robeco)	2,935,135	33,196,372

International Core (GMO)	6,459,291	174,788,415

Rainier Growth (Rainier)	6,611,053	117,015,633

		325,000,420
Total investment companies
(Cost $3,255,306,835)		$3,336,369,947

Total investments
(Cost $3,255,306,835) 100.00%		$3,336,369,947

Other assets and liabilities, net 0.00%		48,559

Total net assets 100.00%		$3,336,418,506

Percentages are stated as a percent of net assets.

* Non-Income Producing

(f) The subadviser is an affiliate of the adviser.

(g) The underlying fund’s subadviser is shown parenthetically.

See notes to financial statements

18	Lifestyle Portfolios | Annual report

Lifestyle Growth Portfolio

Securities owned by the Portfolio on 12-31-09

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds 0.50% (g)

Small Cap Intrinsic Value (MFC Global U.S.) (f)	4,930,909	$49,259,783

John Hancock Funds II 92.51% (g)

Active Bond (MFC Global U.S./Declaration) (f)	5,111,831	48,869,103

All Cap Core (Deutsche)	31,603,991	244,298,852

All Cap Value (Lord Abbett)	13,615,735	137,927,394

Alpha Opportunities (Wellington)	28,950,144	320,188,593

Blue Chip Growth (T. Rowe Price)	27,988,513	492,597,836

Capital Appreciation (Jennison)	41,943,974	423,634,139

Emerging Markets Value (DFA)	42,130,078	448,264,030

Equity-Income (T. Rowe Price)	21,072,192	263,613,116

Floating Rate Income (WAMCO)	37,416,031	352,833,176

Fundamental Value (Davis)	40,167,355	541,857,619

Global Bond (PIMCO)	10,069,342	117,207,145

Global High Yield Fund (Stone Harbor)	4,863,776	48,880,950

Global Real Estate (Deutsche)	14,972,579	98,519,567

High Income (MFC Global U.S.) (f)	14,912,916	110,057,319

High Yield (WAMCO)	34,673,072	294,027,647

Index 500 (MFC Global U.S.A.) (f)	63,445,920	521,525,459

International Equity Index (SSgA)	4,221,053	68,760,950

International Opportunities (Marsico)	23,176,296	293,875,436

International Small Cap (Templeton)	3,708,305	49,060,881

International Small Company (DFA)	6,824,312	49,066,804

International Value (Templeton)	21,487,630	293,735,901

Large Cap (UBS)	8,529,833	98,519,567

Large Cap Value (BlackRock)	10,368,015	176,256,262

Mid Cap Index (MFC Global U.S.A.) (f)	21,818,120	349,744,463

Mid Cap Stock (Wellington)	12,132,952	172,409,242

Mid Cap Value Equity (RiverSource)	9,066,218	73,889,675

Mid Value (T. Rowe Price)	7,222,842	98,519,567

Multi-Sector Bond Fund (Stone Harbor)	11,913,732	119,375,593

Natural Resources (Wellington)	9,994,739	206,891,091

Optimized Value (MFC Global U.S.A.) (f)	12,229,282	127,184,531

Real Estate Equity (T. Rowe Price)	10,712,177	65,022,914

Real Return Bond (PIMCO)	38,274,990	468,485,878

Small Cap Growth (Wellington)	3,458,666	32,511,457

Small Cap Index (MFC Global U.S.A.) (f)	2,301,859	24,629,892

Small Cap Opportunities (Munder)	1,506,415	24,629,892

Small Cap Value (Wellington)	2,160,517	29,555,870

Small Company Growth (Invesco AIM)	3,078,736	32,511,457

Small Company Value (T. Rowe Price)	2,314,839	49,259,784

Smaller Company Growth
(Frontier/MFC Global U.S.A. (f)/Perimeter)*	2,829,544	32,511,457

Spectrum Income (T. Rowe Price)	11,668,166	119,131,977

Strategic Income (MFC Global U.S.) (f)	11,665,487	119,571,243

Technical Opportunities (Wellington)	13,607,675	147,779,351

Total Return (PIMCO)	28,298,031	390,795,813

U.S. High Yield Bond (Wells Capital)	13,921,309	170,536,035

U.S. Multi-Sector (GMO)	46,328,240	417,417,444

Value & Restructuring (Columbia)	18,040,206	177,335,221

Value (Van Kampen)	6,293,352	54,185,762

Vista (American Century)	13,188,697	98,519,567

		9,095,982,922
John Hancock Funds III 6.99% (g)

Disciplined Value (Robeco)	8,668,823	98,044,392

International Core (GMO)	10,830,650	293,077,378

Rainier Growth (Rainier)	16,698,232	295,558,702

		686,680,472
Total investment companies
(Cost $9,446,597,774)		$9,831,923,177

Total Investments
(Cost $9,446,597,774) 100.00%		$9,831,923,177

Other assets and liabilities, net 0.00%		360,782

Total net assets 100.00%		$9,832,283,959

Percentages are stated as a percent of net assets.

* Non-Income Producing

(f) The subadviser is an affiliate of the adviser.

(g) The underlying fund’s subadviser is shown parenthetically.

Lifestyle Balanced Portfolio

Securities owned by the Portfolio on 12-31-09

Issuer	Shares	Value

Investment companies 100.00%

John Hancock Funds II 94.71% (g)

Active Bond (MFC Global U.S./Declaration) (f)	29,746,795	$284,379,362

All Cap Core (Deutsche)	24,400,688	188,617,321

All Cap Value (Lord Abbett)	10,308,732	104,427,454

Alpha Opportunities (Wellington)	19,312,985	213,601,611

Blue Chip Growth (T. Rowe Price)	24,272,910	427,203,222

Capital Appreciation (Jennison)	32,897,938	332,269,173

Core Bond (Wells Capital)	15,667,125	202,419,254

Emerging Markets Value (DFA)	28,997,712	308,535,661

Equity-Income (T. Rowe Price)	16,946,036	211,994,914

Floating Rate Income (WAMCO)	43,231,438	407,672,458

Fundamental Value (Davis)	29,908,800	403,469,710

Global Bond (PIMCO)	20,752,599	241,560,254

Global High Yield Fund (Stone Harbor)	9,433,587	94,807,548

Global Real Estate (Deutsche)	17,168,924	112,971,519

High Income (MFC Global U.S.) (f)	28,038,588	206,924,778

High Yield (WAMCO)	50,310,609	426,633,968

Index 500 (MFC Global U.S.A.) (f)	48,915,424	402,084,786

International Opportunities (Marsico)	15,283,003	193,788,480

International Value (Templeton)	14,209,309	194,241,259

Large Cap (UBS)	8,219,398	94,934,049

Large Cap Value (BlackRock)	8,890,739	151,142,558

Mid Cap Stock (Wellington)	6,680,792	94,934,049

Mid Cap Value Equity (RiverSource)	4,076,922	33,226,917

Mid Value (T. Rowe Price)	4,871,982	66,453,835

Multi-Sector Bond Fund (Stone Harbor)	17,977,479	180,134,342

Natural Resources (Wellington)	10,548,228	218,348,314

Optimized Value (MFC Global U.S.A.) (f)	9,077,109	94,401,930

Real Estate Equity (T. Rowe Price)	15,639,876	94,934,049

Real Return Bond (PIMCO)	33,261,788	407,124,285

Small Cap Growth (Wellington)	2,524,842	23,733,512

Small Company Growth (Invesco AIM)	4,494,983	47,467,025

Small Company Value (T. Rowe Price)	5,844,154	124,363,605

Smaller Company Growth
(Frontier/MFC Global U.S.A. (f)/Perimeter)*	6,196,740	71,200,537

Spectrum Income (T. Rowe Price)	33,856,971	345,679,671

Strategic Bond (WAMCO)	9,945,064	102,633,057

Strategic Income (MFC Global U.S.) (f)	18,499,034	189,615,097

Technical Opportunities (Wellington)	13,112,438	142,401,074

Total Bond Market (Declaration) (f)	6,991,081	71,029,386

Total Return (PIMCO)	41,168,016	568,530,300

U.S. High Yield Bond (Wells Capital)	28,635,749	350,787,929

U.S. Multi-Sector (GMO)	36,130,962	325,539,966

Value & Restructuring (Columbia)	15,452,134	151,894,479

Value (Van Kampen)	2,756,505	23,733,512

Vista (American Century)	6,354,354	47,467,025

		8,979,313,235
John Hancock Funds III 5.29% (g)

Disciplined Value (Robeco)	7,080,307	80,078,276

International Core (GMO)	7,147,389	193,408,358

Rainier Growth (Rainier)	12,872,413	227,841,719

		501,328,353
Total investment companies
(Cost $8,955,230,429)		$9,480,641,588

Total investments
(Cost $8,955,230,429) 100.00%		$9,480,641,588

Other assets and liabilities, net 0.00%		391,005

Total net assets 100.00%		$9,481,032,593

Percentages are stated as a percent of net assets.

* Non-Income Producing

(f) The subadviser is an affiliate of the adviser.

(g) The underlying fund’s subadviser is shown parenthetically.

See notes to financial statements

Annual report | Lifestyle Portfolios	19

Lifestyle Moderate Portfolio

Securities owned by the Portfolio on 12-31-09

Issuer	Shares	Value

Investment companies 99.97%

John Hancock Funds II 94.57% (g)

Active Bond (MFC Global U.S./Declaration) (f)	14,720,865	$140,731,472

Alpha Opportunities (Wellington)	2,554,335	28,250,947

Blue Chip Growth (T. Rowe Price)	8,025,837	141,254,733

Capital Appreciation (Jennison)	4,195,685	42,376,420

Core Bond (Wells Capital)	9,591,944	123,927,922

Equity-Income (T. Rowe Price)	5,077,199	63,515,763

Floating Rate Income (WAMCO)	14,625,328	137,916,842

Fundamental Value (Davis)	7,853,302	105,941,050

Global Bond (PIMCO)	10,518,589	122,436,380

Global High Yield Fund (Stone Harbor)	2,800,626	28,146,294

Global Real Estate (Deutsche)	6,225,513	40,963,873

High Income (MFC Global U.S.) (f)	12,796,926	94,441,310

High Yield (WAMCO)	11,285,071	95,697,401

Index 500 (MFC Global U.S.A.) (f)	12,016,912	98,779,020

International Opportunities (Marsico)	5,569,982	70,627,366

International Value (Templeton)	5,166,596	70,627,366

Investment Quality Bond (Wellington)	5,013,335	59,107,218

Mid Cap Stock (Wellington)	2,683,939	38,138,778

Mid Cap Value Equity (RiverSource)	866,593	7,062,737

Mid Value (T. Rowe Price)	2,485,421	33,901,136

Multi-Sector Bond Fund (Stone Harbor)	7,865,232	78,809,624

Real Estate Equity (T. Rowe Price)	4,654,192	28,250,947

Real Return Bond (PIMCO)	10,692,025	130,870,387

Small Company Value (T. Rowe Price)	663,791	14,125,473

Smaller Company Growth
(Frontier/MFC Global U.S.A. (f)/Perimeter)*	1,229,371	14,125,473

Spectrum Income (T. Rowe Price)	15,575,569	159,026,563

Strategic Bond (WAMCO)	5,647,250	58,279,617

Strategic Income (MFC Global U.S.) (f)	7,963,342	81,624,254

Total Bond Market (Declaration) (f)	13,158,947	133,694,898

Total Return (PIMCO)	15,285,822	211,097,207

U.S. High Yield Bond (Wells Capital)	7,812,033	95,697,401

U.S. Multi-Sector (GMO)	7,810,312	70,370,913

Value & Restructuring (Columbia)	4,598,323	45,201,515

Vista (American Century)	945,480	7,062,737

		2,672,081,037
John Hancock Funds III 5.40% (g)

Global Shareholder Yield (Epoch)	8,081,320	67,802,272

International Core (GMO)	2,349,025	63,564,630

Rainier Growth (Rainier)	1,197,074	21,188,210

		152,555,112
Total investment companies
(Cost $2,748,742,129)		$2,824,636,149
Total investments
(Cost $2,748,742,129) 99.97%		$2,824,636,149
Other assets and liabilities, net 0.03%		816,519

Total net assets 100.00%		$2,825,452,668

Percentages are stated as a percent of net assets.

* Non-Income Producing

(f) The subadviser is an affiliate of the adviser.

(g) The underlying fund’s subadviser is shown parenthetically.

Lifestyle Conservative Portfolio

Securities owned by the Portfolio on 12-31-09

Issuer	Shares	Value

Investment companies 99.99%

John Hancock Funds II 96.23% (g)

Active Bond (MFC Global U.S./Declaration) (f)	14,038,818	$134,211,096

Blue Chip Growth (T. Rowe Price)	3,824,696	67,314,653

Core Bond (Wells Capital)	8,966,446	115,846,485

Equity-Income (T. Rowe Price)	3,587,245	44,876,435

Floating Rate Income (WAMCO)	13,090,663	123,444,948

Fundamental Value (Davis)	4,158,306	56,095,544

Global Bond (PIMCO)	12,290,587	143,062,438

Global High Yield Fund (Stone Harbor)	4,007,273	40,273,090

Global Real Estate (Deutsche)	2,557,548	16,828,663

High Income (MFC Global U.S.) (f)	5,176,295	38,201,059

High Yield (WAMCO)	7,146,256	60,600,247

Index 500 (MFC Global U.S.A.) (f)	8,189,131	67,314,653

International Value (Templeton)	2,462,131	33,657,327

Investment Quality Bond (Wellington)	5,688,039	67,061,981

Multi-Sector Bond Fund (Stone Harbor)	8,492,673	85,096,581

Real Estate Equity (T. Rowe Price)	2,772,432	16,828,663

Real Return Bond (PIMCO)	7,299,727	89,348,664

Short Term Government Income
(MFC Global U.S.) (f)	3,122,378	31,317,456

Spectrum Income (T. Rowe Price)	15,103,051	154,202,146

Strategic Bond (WAMCO)	4,551,685	46,973,386

Strategic Income (MFC Global U.S.) (f)	8,539,872	87,533,690

Total Bond Market (Declaration) (f)	20,896,187	212,305,260

Total Return (PIMCO)	15,381,286	212,415,558

U.S. Government Securities (WAMCO)	8,605,080	103,002,805

U.S. High Yield Bond (Wells Capital)	3,664,414	44,889,072

U.S. Multi-Sector (GMO)	2,490,368	22,438,218

Value & Restructuring (Columbia)	3,994,596	39,266,881

		2,154,406,999
John Hancock Funds III 3.76% (g)

Global Shareholder Yield (Epoch)	6,686,000	56,095,544

International Core (GMO)	1,036,503	28,047,772

		84,143,316
Total investment companies
(Cost $2,161,326,828)		$2,238,550,315

Total investments

(Cost $2,161,326,828) 99.99%		$2,238,550,315
Other assets and liabilities, net 0.01%		300,386

Total net assets 100.00%		$2,238,850,701

Percentages are stated as a percent of net assets.

(f) The subadviser is an affiliate of the adviser.

(g) The underlying fund’s subadviser is shown parenthetically.

See notes to financial statements

20	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statements of assets and liabilities 12-31-09

These Statements of Assets and Liabilities are the Portfolios’ balance sheets. They show the value of what each Portfolio owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share for each Portfolio. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced
Assets

Investments in affiliated funds, at value (Note 7)	3,336,369,947	9,831,923,177	9,480,641,588
Total investments, at value	3,336,369,947	9,831,923,177	9,480,641,588
Receivable for investments sold	22,606,563	66,046,444	49,099,507
Receivable for fund shares sold	907,487	5,443,456	4,194,460
Dividends and interest receivable	—	2,428,086	3,074,177
Receivable due from adviser	396	179	46
Other assets	12,058	25,437	19,945
Total assets	3,359,896,451	9,905,866,779	9,537,029,723

Liabilities

Payable for investments purchased	—	2,538,677	3,226,509
Payable for fund shares repurchased	23,303,295	70,487,014	52,316,304
Distributions payable	—	462	—
Payable to affiliates: Accounting and legal services fees	39,801	118,584	115,061
Transfer agent fees	57,611	209,894	135,884
Trustees’ fees	1,191	3,595	3,521
Other liabilities and accrued expenses	76,047	224,594	199,851
Total liabilities	23,477,945	73,582,820	55,997,130

Net assets

Capital paid-in	$3,885,702,608	$11,182,934,658	$10,586,856,246
Undistributed net investment income	78,939	498,463	679,983
Accumulated undistributed net realized loss on investments	(630,426,153)	(1,736,474,565)	(1,631,914,795)
Net unrealized appreciation (depreciation) on investments	81,063,112	385,325,403	525,411,159
Net assets	$3,336,418,506	$9,832,283,959	$9,481,032,593
Investments in affiliated funds, at cost	$3,255,306,835	$9,446,597,774	$8,955,230,429

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$138,037,950	$417,413,802	$408,144,090
Shares outstanding	12,756,621	36,283,424	34,433,295
Net asset value and redemption price per share	$10.82	$11.50	$11.85
Class B:[1] Net assets	$21,851,146	$75,310,184	$64,243,066
Shares outstanding	2,012,234	6,523,715	5,421,614
Net asset value, offering price and redemption price per share	$10.86	$11.54	$11.85
Class C:[1] Net assets	$89,307,730	$305,226,996	$327,429,886
Shares outstanding	8,225,738	26,471,524	27,601,510
Net asset value, offering price and redemption price per share	$10.86	$11.53	$11.86
Class R1: Net assets	$6,112,291	$10,901,157	$10,321,167
Shares outstanding	562,508	942,568	872,866
Net asset value, offering price and redemption price per share	$10.87	$11.57	$11.82
Class R3: Net assets	$10,246,290	$18,618,994	$30,051,705
Shares outstanding	946,906	1,618,714	2,539,228
Net asset value, offering price and redemption price per share	$10.82	$11.50	$11.83
Class R4: Net assets	$8,516,655	$16,234,675	$24,415,970
Shares outstanding	787,814	1,411,511	2,062,840
Net asset value, offering price and redemption price per share	$10.81	$11.50	$11.84
Class R5: Net assets	$9,879,782	$17,693,720	$27,451,824
Shares outstanding	914,721	1,539,242	2,317,557
Net asset value, offering price and redemption price per share	$10.80	$11.50	$11.85
Class 1: Net assets	$3,052,466,662	$8,902,778,007	$8,557,221,754
Shares outstanding	283,433,618	777,276,861	725,228,825
Net asset value, offering price and redemption price per share	$10.77	$11.45	$11.80
Class 5: Net assets	—	$68,106,424	$31,753,131
Shares outstanding	—	5,952,755	2,690,227
Net asset value, offering price and redemption price per share	—	$11.44	$11.80

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$11.39	$12.11	$12.47

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Annual report | Lifestyle Portfolios	21

F I N A N C I A L  S T A T E M E N T S

Statements of assets and liabilities 12-31-09

Continued

	Lifestyle	Lifestyle
	Moderate	Conservative
Assets

Investments in affiliated funds, at value (Note 7)	2,824,636,149	2,238,550,315
Total investments, at value	2,824,636,149	2,238,550,315
Receivable for investments sold	12,411,379	11,334,188
Receivable for fund shares sold	1,719,820	1,164,434
Dividends and interest receivable	1,063,065	1,069,555
Receivable due from adviser	—	—
Other assets	13,265	7,511
Total assets	2,839,843,678	2,252,126,003

Liabilities

Payable for investments purchased	1,120,644	1,129,577
Payable for fund shares repurchased	13,142,193	12,033,866
Distributions payable	—	—
Payable to affiliates: Accounting and legal services fees	34,315	27,307
Transfer agent fees	35,293	31,725
Trustees’ fees	1,050	800
Other liabilities and accrued expenses	57,515	52,027
Total liabilities	14,391,010	13,275,302

Net assets

Capital paid-in	$3,030,886,742	$2,325,695,016
Undistributed net investment income	255,527	269,866
Accumulated undistributed net realized loss on investments	(281,583,621)	(164,337,668)
Net unrealized appreciation (depreciation) on investments	75,894,020	77,223,487
Net assets	$2,825,452,668	$2,238,850,701
Investments in affiliated funds, at cost	$2,748,742,129	$2,161,326,828

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A: Net assets	$146,034,247	$140,989,253
Shares outstanding	12,409,505	11,606,942
Net asset value and redemption price per share	$11.77	$12.15
Class B:[1] Net assets	$19,519,667	$20,672,326
Shares outstanding	1,660,268	1,701,195
Net asset value, offering price and redemption price per share	$11.76	$12.15
Class C:[1] Net assets	$116,274,700	$118,617,393
Shares outstanding	9,881,102	9,767,260
Net asset value, offering price and redemption price per share	$11.77	$12.14
Class R1: Net assets	$5,757,143	$6,628,003
Shares outstanding	489,410	545,300
Net asset value, offering price and redemption price per share	$11.76	$12.15
Class R3: Net assets	$8,324,745	$8,173,278
Shares outstanding	707,910	673,213
Net asset value, offering price and redemption price per share	$11.76	$12.14
Class R4: Net assets	$4,532,390	$3,795,876
Shares outstanding	386,078	312,859
Net asset value, offering price and redemption price per share	$11.74	$12.13
Class R5: Net assets	$7,774,007	$8,557,148
Shares outstanding	661,354	704,370
Net asset value, offering price and redemption price per share	$11.75	$12.15
Class 1: Net assets	$2,503,285,621	$1,931,417,424
Shares outstanding	213,174,603	159,210,444
Net asset value, offering price and redemption price per share	$11.74	$12.13
Class 5: Net assets	$13,950,148	—
Shares outstanding	1,188,946	—
Net asset value, offering price and redemption price per share	$11.73	—

Maximum public offering price per share

Class A (net asset value per share ÷ 95%)[2]	$12.39	$12.79

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

22	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of operations For the year ended 12-31-09

These Statements of Operations summarize the Portfolios’ investment income earned and expenses directly incurred in operating each Portfolio. They also show net gains (losses) for the period stated.

	Lifestyle	Lifestyle	Lifestyle	Lifestyle	Lifestyle
	Aggressive	Growth	Balanced	Moderate	Conservative
Investment income

Income distributions received from affiliated
underlying funds	$33,166,130	$215,738,199	$295,371,457	$108,509,526	$95,530,328
Total investment income	33,166,130	215,738,199	295,371,457	108,509,526	95,530,328

Expenses

Investment management fees (Note 4)	1,219,363	3,505,205	3,253,042	975,411	773,096
Distribution and service fees (Note 4)	2,574,003	7,843,322	7,754,753	2,478,160	2,269,946
Transfer agent fees (Note 4)	645,751	1,613,406	1,197,171	363,840	326,784
Accounting and legal services fees (Note 4)	406,707	1,230,024	1,210,413	380,588	314,876
State registration fees (Note 4)	99,449	127,848	129,394	92,647	100,409
Professional fees	66,847	129,269	127,081	66,290	70,469
Printing and postage fees (Note 4)	65,130	159,868	92,928	24,694	20,160
Custodian fees	11,550	11,550	11,550	11,550	11,550
Trustees’ fees	38,661	113,509	110,284	33,980	27,207
Registration and filing fees (Note 4)	3,053	49,612	37,932	10,484	15,384
Miscellaneous	6,324	47,841	44,405	4,572	3,942
Total expenses	5,136,838	14,831,454	13,968,953	4,442,216	3,933,823
Net expense reduction (Note 4)	(247,556)	(222,193)	(68,898)	(33,987)	(33,415)
Net expenses	4,889,282	14,609,261	13,900,055	4,408,229	3,900,408
Net investment income	28,276,848	201,128,938	281,471,402	104,101,297	91,629,920

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in affiliated issuers	(282,737,833)	(828,301,898)	(859,287,407)	(198,515,815)	(120,544,677)
Capital gain distributions received from
underlying funds	12,423,754	37,625,649	30,857,312	8,640,914	8,139,411

	(270,314,079)	(790,676,249)	(828,430,095)	(189,874,901)	(112,405,266)

Change in net unrealized appreciation
(depreciation) of
Investments in affiliated underlying funds	1,134,320,799	3,109,916,824	2,852,959,551	681,861,530	409,480,142

	1,134,320,799	3,109,916,824	2,852,959,551	681,861,530	409,480,142
Net realized and unrealized gain	864,006,720	2,319,240,575	2,024,529,456	491,986,629	297,074,876

Increase in net assets
from operations	$892,283,568	$2,520,369,513	$2,306,000,858	$596,087,926	$388,704,796

See notes to financial statements

Annual report | Lifestyle Portfolios	23

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Portfolios’ net assets have changed during the period. They reflect earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Portfolio share transactions.

	Lifestyle Aggressive		Lifestyle Growth
	Year Ended 12-31-09	Year Ended 12-31-08	Year Ended 12-31-09	Year Ended 12-31-08
Increase (decrease) in net assets

From operations
Net investment income	$28,276,848	$36,922,602	$201,128,938	$222,281,878
Net realized loss	(270,314,079)	(335,689,379)	(790,676,249)	(837,453,567)
Change in net unrealized appreciation	1,134,320,799	(1,321,229,979)	3,109,916,824	(3,342,761,433)
(depreciation)
Increase (decrease) in net	892,283,568	(1,619,996,756)	2,520,369,513	(3,957,933,122)
assets resulting from operations

Distributions to shareholders
From net investment income
Class A1	(630,612)	(770,001)	(7,070,624)	(6,760,004)
Class B	—	—	(809,211)	(878,511)
Class C	—	—	(3,420,732)	(3,541,992)
Class R1	—	(1,815)	—	(44,937)
Class R1[1]	(5,516)	(12,639)	(138,441)	(72,076)
Class R2[1]	—	(12,613)	—	(169,988)
Class R3	(25,799)	(37,583)	(283,371)	(276,716)
Class R4	(38,089)	(64,605)	(281,708)	(337,019)
Class R5	(72,599)	(85,435)	(351,449)	(307,704)
Class 1	(27,656,032)	(35,705,581)	(188,654,587)	(206,683,776)
Class 5	—	—	(1,452,733)	(1,365,101)
From net realized gain
Class A1	(510,730)	(5,552,655)	(1,570,157)	(12,859,693)
Class B	(56,216)	(1,095,486)	(287,229)	(2,755,787)
Class C	(229,565)	(4,440,044)	(1,159,785)	(10,576,406)
Class R1	—	(110,593)	—	(123,292)
Class R1[1]	(22,322)	(126,438)	(41,136)	(156,280)
Class R2[1]	—	(104,817)	—	(325,034)
Class R3	(37,553)	(418,658)	(71,616)	(614,311)
Class R4	(30,848)	(433,985)	(61,644)	(641,118)
Class R5	(36,760)	(402,984)	(66,680)	(507,536)
Class 1	(11,484,426)	(151,009,310)	(34,093,560)	(323,698,472)
Class 5	—	—	(257,438)	(2,093,965)
Total distributions	(40,837,067)	(200,385,242)	(240,072,101)	(574,789,718)

From Fund share transactions (Note 5)	186,719,081	445,766,908	607,855,954	1,112,410,104

Total increase (decrease)	1,038,165,582	(1,374,615,090)	2,888,153,366	(3,420,312,736)

Net assets

Beginning of year	2,298,252,924	3,672,868,014	6,944,130,593	10,364,443,329

End of year	$3,336,418,506	$2,298,252,924	$9,832,283,959	$6,944,130,593

Undistributed net investment income	$78,939	$231,280	$498,463	$1,831,715

1Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

See notes to financial statements

24	Lifestyle Portfolios | Annual report

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifestyle Balanced		Lifestyle Moderate
	Year Ended 12-31-09	Year Ended 12-31-08	Year Ended 12-31-09	Year Ended 12-31-08
Increase (decrease) in net assets

From operations
Net investment income	$281,471,402	$325,528,791	$104,101,297	$116,401,202
Net realized loss	(828,430,095)	(694,154,458)	(189,874,901)	(55,796,817)
Change in net unrealized appreciation	2,852,959,551	(2,775,768,529)	681,861,530	(694,746,436)
(depreciation)
Increase (decrease) in net	2,306,000,858	(3,144,394,196)	596,087,926	(634,142,051)
assets resulting from operations

Distributions to shareholders

From net investment income
Class A1	(10,196,327)	(10,278,563)	(4,645,678)	(4,339,766)
Class B	(1,279,662)	(1,519,107)	(524,569)	(585,242)
Class C	(6,481,199)	(7,076,610)	(3,042,754)	(2,970,127)
Class R1	(30,044)	(85,054)	(17,911)	(40,923)
Class R1[1]	(180,223)	(33,334)	(139,229)	(62,532)
Class R2[1]	(46,524)	(143,903)	(16,491)	(10,871)
Class R3	(738,787)	(752,040)	(251,695)	(246,261)
Class R4	(637,423)	(585,521)	(153,794)	(184,974)
Class R5	(770,253)	(644,826)	(257,339)	(291,691)
Class 1	(261,455,836)	(301,646,852)	(94,893,766)	(106,725,494)
Class 5	(898,953)	(828,353)	(485,292)	(357,684)
From net realized gain
Class A1	(1,313,724)	(9,971,175)	(443,807)	(2,238,230)
Class B	(208,278)	(1,929,377)	(60,005)	(366,168)
Class C	(1,056,007)	(8,639,271)	(354,383)	(1,828,820)
Class R1	—	(103,169)	—	(25,903)
Class R1[1]	(33,287)	(35,726)	(17,415)	(33,889)
Class R2[1]	—	(147,129)	—	(4,871)
Class R3	(97,447)	(771,338)	(25,265)	(139,064)
Class R4	(78,956)	(552,270)	(13,526)	(96,988)
Class R5	(89,346)	(607,725)	(23,001)	(138,806)
Class 1	(27,872,312)	(255,551,635)	(7,657,451)	(49,026,507)
Class 5	(101,460)	(717,450)	(42,708)	(174,587)
Total distributions	(313,566,048)	(602,620,428)	(113,066,079)	(169,889,398)
From Fund share transactions (Note 5)	669,110,101	955,073,423	291,315,446	337,315,014

Total increase (decrease)	2,661,544,911	(2,791,941,201)	774,337,293	(466,716,435)

Net assets
Beginning of year	6,819,487,682	9,611,428,883	2,051,115,375	2,517,831,810

End of year	$9,481,032,593	$6,819,487,682	$2,825,452,668	$2,051,115,375

Undistributed net investment income	$679,983	$1,924,865	$255,527	$583,256

1Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

See notes to financial statements

Annual report | Lifestyle Portfolios	25

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

Continued

	Lifestyle Conservative
	Year Ended 12-31-09	Year Ended 12-31-08
Increase (decrease) in net assets

From operations
Net investment income	$91,629,920	$94,696,750
Net realized loss	(112,405,266)	(10,114,701)
Change in net unrealized appreciation	409,480,142	(362,573,083)
(depreciation)
Increase (decrease) in net	388,704,796	(277,991,034)
assets resulting from operations
	1
Distributions to shareholders
From net investment income
Class A1	(5,075,375)	(4,572,782)
Class B	(629,455)	(580,704)
Class C	(3,571,788)	(3,488,207)
Class R1	(25,511)	(38,412)
Class R1[1]	(190,701)	(74,694)
Class R2[1]	(10,451)	(189,409)
Class R3	(301,534)	(334,098)
Class R4	(136,489)	(194,620)
Class R5	(322,972)	(190,553)
Class 1	(81,718,889)	(84,407,205)
Class 5	—	—
From net realized gain
Class A1	(511,233)	(2,221,568)
Class B	(75,135)	(328,151)
Class C	(430,087)	(1,925,144)
Class R1	—	(23,621)
Class R1[1]	(23,998)	(47,507)
Class R2[1]	—	(92,847)
Class R3	(29,565)	(143,882)
Class R4	(13,888)	(86,428)
Class R5	(31,020)	(102,648)
Class 1	(7,025,408)	(36,054,246)
Class 5	—	—
Total distributions	(100,123,499)	(135,096,726)

From Fund share transactions (Note 5)	364,299,113	492,710,351

Total increase (decrease)	652,880,410	79,622,591

Net assets

Beginning of year	1,585,970,291	1,506,347,700
End of year	$2,238,850,701	$1,585,970,291

Undistributed net investment income	$269,866	$624,034

1Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

See notes to financial statements

26	Lifestyle Portfolios | Annual report

Financial highlights

These Financial Highlights show how each Portfolio’s net asset value for a share has changed since the beginning of the period.

Lifestyle Aggressive

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss) on	invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2009	8.02	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.82	36.04[5]	0.72	0.65[7]	0.70	138	23
12-31-2008	15.22	0.10	(6.58)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.02	(42.40)[5]	0.66	0.61[7]	0.77	78	36
12-31-2007	14.72	0.11	1.05	1.16	(0.12)	(0.54)	—	(0.66)	15.22	8.00[5]	0.59	0.59[7]	0.69	116	21
12-31-2006[8]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.40[5,9]	0.65[10]	0.64[10]	1.69[10]	56	5[9]
8-31-2006[11]	12.63	(0.07)	1.56	1.49	(0.06)	—	—	(0.06)	14.06	11.85[5,9]	0.84[10]	0.65[10]	(0.59)[10]	35	23[9]

CLASS B

12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[5]	1.60	1.35[7]	(0.15)	22	23
12-31-2008	15.23	—[12]	(6.54)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.84)[5]	1.51	1.35[7]	0.01	16	36
12-31-2007	14.72	(0.02)	1.07	1.05	—	(0.54)	—	(0.54)	15.23	7.23[5]	1.37	1.35[7]	(0.13)	24	21
12-31-2006[8]	14.00	0.05	1.23	1.28	(0.27)	(0.29)	—	(0.56)	14.72	9.15[5,9]	1.54[10]	1.35[10]	1.07[10]	13	5[9]
8-31-2006[11]	12.63	(0.15)	1.56	1.41	(0.04)	—	—	(0.04)	14.00	11.22[5,9]	2.00[10]	1.34[10]	(1.23)[10]	8	23[9]

CLASS C

12-31-2009	8.06	(0.01)	2.84	2.83	—	(0.03)	—	(0.03)	10.86	35.09[5]	1.43	1.35[7]	(0.14)	89	23
12-31-2008	15.23	0.01	(6.55)	(6.54)	—	(0.63)	—	(0.63)	8.06	(42.79)[5]	1.36	1.31[7]	0.05	62	36
12-31-2007	14.73	—[12]	1.05	1.05	(0.01)	(0.54)	—	(0.55)	15.23	7.21[5]	1.32	1.31[7]	0.03	95	21
12-31-2006[8]	14.00	0.05	1.24	1.29	(0.27)	(0.29)	—	(0.56)	14.73	9.22[5,9]	1.36[10]	1.35[10]	1.10[10]	39	5[9]
8-31-2006[11]	12.63	(0.15)	1.57	1.42	(0.05)	—	—	(0.05)	14.00	11.22[5,9]	1.60[10]	1.34[10]	(1.27)[10]	25	23[9]

CLASS R1

12-31-2009	8.05	0.08	2.79	2.87	(0.01)	(0.04)	—	(0.05)	10.87	35.66[5]	1.16	1.05[7]	0.81	6	23
12-31-2008	15.27	0.10	(6.63)	(6.53)	(0.06)	(0.63)	—	(0.69)	8.05	(42.56)[5]	1.49	0.85[7]	0.83	2	36
12-31-2007	14.76	0.15	1.00	1.15	(0.10)	(0.54)	—	(0.64)	15.27	7.92[5]	3.54	0.72[7,13]	0.92	1	21
12-31-2006[8,11]	14.11	0.08	1.23	1.31	(0.37)	(0.29)	—	(0.66)	14.76	9.25[5,9]	12.89[10]	0.70[10]	1.79[10]	—[14]	5[9]

CLASS R3

12-31-2009	8.03	0.03	2.83	2.86	(0.03)	(0.04)	—	(0.07)	10.82	35.59[5]	0.95	0.95[7]	0.31	10	23
12-31-2008	15.22	0.07	(6.57)	(6.50)	(0.06)	(0.63)	—	(0.69)	8.03	(42.54)[5]	0.91	0.86[7]	0.59	6	36
12-31-2007	14.72	0.11	1.03	1.14	(0.10)	(0.54)	—	(0.64)	15.22	7.85[5]	1.21	0.81[7,13]	0.68	7	21
12-31-2006[8]	14.06	0.08	1.24	1.32	(0.37)	(0.29)	—	(0.66)	14.72	9.36[5,9]	2.21[10]	0.72[10]	1.70[10]	2	5[9]
8-31-2006[11]	12.63	(0.05)	1.54	1.49	(0.06)	—	—	(0.06)	14.06	11.81[5,9]	8.07[10]	0.69[10]	(0.47)[10]	1	23[9]

CLASS R4

12-31-2009	8.01	0.06	2.83	2.89	(0.05)	(0.04)	—	(0.09)	10.81	36.09[5]	0.62	0.62[7]	0.68	9	23
12-31-2008	15.21	0.18	(6.66)	(6.48)	(0.09)	(0.63)	—	(0.72)	8.01	(42.38)[5]	0.66	0.56[7]	1.56	6	36
12-31-2007	14.71	0.11	1.07	1.18	(0.14)	(0.54)	—	(0.68)	15.21	8.13[5]	0.96	0.54[7,13]	0.70	5	21
12-31-2006[8]	14.07	0.08	1.25	1.33	(0.40)	(0.29)	—	(0.69)	14.71	9.46[5,9]	1.38[10]	0.53[10]	1.71[10]	2	5[9]
8-31-2006[11]	12.63	(0.05)	1.55	1.50	(0.06)	—	—	(0.06)	14.07	11.94[5,9]	4.08[10]	0.49[10]	(0.38)[10]	2	23[9]

CLASS R5

12-31-2009	8.00	0.09	2.83	2.92	(0.08)	(0.04)	—	(0.12)	10.80	36.51[5]	0.32	0.32[7]	0.97	10	23
12-31-2008	15.21	0.17	(6.62)	(6.45)	(0.13)	(0.63)	—	(0.76)	8.00	(42.18)[5]	0.32	0.24[7]	1.42	6	36
12-31-2007	14.71	0.22	1.00	1.22	(0.18)	(0.54)	—	(0.72)	15.21	8.42[5]	1.11	0.23[7,13]	1.40	3	21
12-31-2006[8]	14.09	0.09	1.26	1.35	(0.44)	(0.29)	—	(0.73)	14.71	9.57[5,9]	4.07[10]	0.23[10]	1.90[10]	1	5[9]
8-31-2006[11]	12.63	0.01	1.52	1.53	(0.07)	—	—	(0.07)	14.09	12.16[5,9]	8.26[10]	0.20[10]	0.05[10]	—[14]	23[9]

See notes to financial statements

Annual report | Lifestyle Portfolios	27

Financial highlights

Continued

Lifestyle Aggressive continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come	(loss) on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS 1

12-31-2009	7.98	0.10	2.83	2.93	(0.10)	(0.04)	—	(0.14)	10.77	36.70[5]	0.11	0.11[7]	1.11	3,052	23
12-31-2008	15.18	0.15	(6.57)	(6.42)	(0.15)	(0.63)	—	(0.78)	7.98	(42.08)[5]	0.12	0.12[7]	1.24	2,120	36
12-31-2007	14.68	0.15	1.09	1.24	(0.20)	(0.54)	—	(0.74)	15.18	8.54	0.11	0.11[7]	0.94	3,416	21
12-31-2006[8]	14.07	0.10	1.25	1.35	(0.45)	(0.29)	—	(0.74)	14.68	9.59[9]	0.11[10]	0.11[10]	2.09[10]	2,782	5[9]
8-31-2006[11]	12.60	0.06	1.48	1.54	(0.07)	—	—	(0.07)	14.07	12.27[9]	0.11[10]	0.11[10]	0.48[10]	2,422	23[9]

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the portfolio. The range of expense ratio of the underlying funds held by the Portfolio was as follows:

Period ended	Lifestyle Aggressive
12/31/09	0.49%-1.40%
12/31/08	0.49%-2.84%
12/31/07	0.79%-0.91%

8 The fiscal year-end changed from August 31 to December 31.

9 Not annualized.

10 Annualized.

11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

12 Less than $0.01 per share.

13 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

14 Less than $500,000.

Lifestyle Growth

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total								Ratio of	investment	Net
	Net asset	Net	and	from	From net						gross Ratio	of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss) on	invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,10]	(%)[4]	(%)[1]	($)	(%)

CLASS A
12-31-2009	8.73	0.21	2.81	3.02	(0.21)	(0.04)	—	(0.25)	11.50	34.54[5]	0.64	0.62[8]	2.17	417	26
12-31-2008	15.05	0.27	(5.85)	(5.58)	(0.26)	(0.48)	—	(0.74)	8.73	(36.89)[5]	0.59	0.57[8]	2.14	251	37
12-31-2007	14.72	0.28	0.73	1.01	(0.23)	(0.45)	—	(0.68)	15.05	6.96[5]	0.54	0.53[8]	1.79	332	18
12-31-2006[14]	14.63	0.16	1.01	1.17	(0.43)	(0.36)	(0.29)	(1.08)	14.72	8.00[5,6]	0.58[7]	0.58[7]	3.18[7]	165	4[6]
8-31-2006[9]	13.35	0.07	1.28	1.35	(0.07)	—	—	(0.07)	14.63	10.18[5,6]	0.72[7]	0.61[7]	0.55[7]	103	26[6]

CLASS B

12-31-2009	8.77	0.13	2.81	2.94	(0.13)	(0.04)	—	(0.17)	11.54	33.53[5]	1.48	1.35[8]	1.32	75	26
12-31-2008	15.06	0.16	(5.81)	(5.65)	(0.16)	(0.48)	—	(0.64)	8.77	(37.35)	1.41	1.32[8]	1.30	54	37
12-31-2007	14.73	0.16	0.73	0.89	(0.11)	(0.45)	—	(0.56)	15.06	6.14[5,6]	1.30	1.29[8]	1.02	78	18
12-31-2006[14]	14.57	0.12	1.01	1.13	(0.36)	(0.36)	(0.25)	(0.97)	14.73	7.77[5,6]	1.40[7]	1.35[7]	2.45[7]	39	4[6]
8-31-2006[9]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[5,6]	1.69[7]	1.34[7]	(0.19)[7]	24	26[6]

See notes to financial statements

28	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Growth continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,10]	(%)[4]	(%)[1]	($)	(%)

CLASS C

12-31-2009	8.76	0.14	2.81	2.95	(0.14)	(0.04)	—	(0.18)	11.53	33.63[5]	1.35	1.34[8]	1.37	305	26
12-31-2008	15.05	0.17	(5.81)	(5.64)	(0.17)	(0.48)	—	(0.65)	8.76	(37.33)[5]	1.30	1.29[8]	1.36	206	37
12-31-2007	14.72	0.16	0.74	0.90	(0.12)	(0.45)	—	(0.57)	15.05	6.19[5]	1.25	1.25[8]	1.05	294	18
12-31-2006[14]	14.57	0.13	0.99	1.12	(0.36)	(0.36)	(0.25)	(0.97)	14.72	7.73[5,6]	1.29[7]	1.29[7]	2.53[7]	152	4[6]
8-31-2006[9]	13.35	(0.02)	1.30	1.28	(0.06)	—	—	(0.06)	14.57	9.57[5,6]	1.44[7]	1.33[7]	(0.14)[7]	93	26[6]

CLASS R1

12-31-2009	8.77	0.25	2.75	3.00	(0.16)	(0.04)	—	(0.20)	11.57	34.15[5]	1.02	1.02[8]	2.45	11	26
12-31-2008	15.10	0.34	(5.96)	(5.62)	(0.23)	(0.48)	—	(0.71)	8.77	(37.05)[5]	1.34	0.83[8]	2.81	3	37
12-31-2007	14.77	0.32	0.66	0.98	(0.20)	(0.45)	—	(0.65)	15.10	6.75[5]	2.42	0.73[8]	2.02	2	18
12-31-2006[9,14]	14.70	0.14	1.00	1.14	(0.42)	(0.36)	(0.29)	(1.07)	14.77	7.75[5,6]	12.95[7]	0.69[7]	3.23[7]	—[11]	4[6]

CLASS R3

12-31-2009	8.73	0.18	2.81	2.99	(0.18)	(0.04)	—	(0.22)	11.50	34.26[5]	0.88	0.88[8]	1.77	19	26
12-31-2008	15.03	0.24	(5.84)	(5.60)	(0.22)	(0.48)	—	(0.70)	8.73	(37.06)[5]	0.84	0.83[8]	1.93	12	37
12-31-2007	14.71	0.28	0.69	0.97	(0.20)	(0.45)	—	(0.65)	15.03	6.69[5]	0.98	0.80[8]	1.83	14	18
12-31-2006[14]	14.61	0.16	1.01	1.17	(0.42)	(0.36)	(0.29)	(1.07)	14.71	8.00[5,6]	1.35[7]	0.71[7]	3.13[7]	4	4[6]
8-31-2006[9]	13.35	0.07	1.26	1.33	(0.07)	—	—	(0.07)	14.61	9.98[5,6]	5.07[7]	0.68[7]	0.62[7]	2	26[6]

CLASS R4

12-31-2009	8.72	0.21	2.82	3.03	(0.21)	(0.04)	—	(0.25)	11.50	34.73[5]	0.54	0.54[8]	2.11	16	26
12-31-2008	15.03	0.29	(5.86)	(5.57)	(0.26)	(0.48)	—	(0.74)	8.72	(36.87)[5]	0.56	0.56[8]	2.34	13	37
12-31-2007	14.71	0.27	0.74	1.01	(0.24)	(0.45)	—	(0.69)	15.03	6.95[5]	0.64	0.53[8]	1.76	15	18
12-31-2006[14]	14.64	0.16	1.01	1.17	(0.44)	(0.36)	(0.30)	(1.10)	14.71	8.04[5,6]	0.80[7]	0.53[7]	3.12[7]	7	4[6]
8-31-2006[9]	13.35	0.08	1.29	1.37	(0.08)	—	—	(0.08)	14.64	10.26[5,6]	1.78[7]	0.49[7]	0.69[7]	5	26[6]

CLASS R5

12-31-2009	8.72	0.25	2.81	3.06	(0.24)	(0.04)	—	(0.28)	11.50	35.09[5]	0.26	0.26[8]	2.48	18	26
12-31-2008	15.04	0.33	(5.87)	(5.54)	(0.30)	(0.48)	—	(0.78)	8.72	(36.64)[5]	0.24	0.24[8]	2.67	10	37
12-31-2007	14.71	0.39	0.67	1.06	(0.28)	(0.45)	—	(0.73)	15.04[6]	7.31[5]	0.54	0.21[8]	2.53	8	18
12-31-2006[14]	14.66	0.18	1.02	1.20	(0.47)	(0.36)	(0.32)	(1.15)	14.71	8.15[5,6]	1.40[7]	0.20[7]	3.54[7]	2	4[6]
8-31-2006[9]	13.35	0.09	1.30	1.39	(0.08)	—	—	(0.08)	14.66	10.47[5,6]	2.52[7]	0.19[7]	0.70[7]	2	26[6]

CLASS 1

12-31-2009	8.68	0.25	2.81	3.06	(0.25)	(0.04)	—	(0.29)	11.45	35.27[5]	0.11	0.11[8]	2.55	8,903	26
12-31-2008	15.00	0.32	(5.85)	(5.53)	(0.31)	(0.48)	—	(0.79)	8.68	(36.63)[5]	0.12	0.12[8]	2.49	6,345	37
12-31-2007	14.67	0.30	0.77	1.07	(0.29)	(0.45)	—	(0.74)	15.00[6]	7.44[5]	0.11	0.11[8]	1.94	9,574	18
12-31-2006[14]	14.63	0.17	1.03	1.20	(0.48)	(0.36)	(0.32)	(1.16)	14.67	8.18[6]	0.11[7]	0.11[7]	3.34[7]	8,059	4[6]
8-31-2006[9]	13.31	0.15	1.25	1.40	(0.08)	—	—	(0.08)	14.63	10.58[6]	0.11[7]	0.11[7]	1.17[7]	7,081	26[6]

CLASS 5

12-31-2009	8.67	0.27	2.80	3.07	(0.26)	(0.04)	—	(0.30)	11.44	35.37[5]	0.07	0.07[8]	2.70	68	26
12-31-2008	14.98	0.35	(5.86)	(5.51)	(0.32)	(0.48)	—	(0.80)	8.67	(36.57)[5]	0.07	0.07[8]	2.78	41	37
12-31-2007	14.66	0.37	0.70	1.07	(0.30)	(0.45)	—	(0.75)	14.98	7.42[5]	0.06	0.06[8]	2.39	46	18
12-31-2006[14]	14.62	0.24	0.97	1.21	(0.48)	(0.36)	(0.33)	(1.17)	14.66	8.24[6]	0.06[7]	0.06[7]	4.68[7]	15	4[6]
8-31-2006[12]	14.40	—[13]	0.22	0.22	—	—	—	—	14.62	1.53[6]	0.06[7]	0.06[7]	(0.02)[7]	3	26[6]

See notes to financial statements

Annual report | Lifestyle Portfolios	29

Financial highlights

Continued

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Growth
12/31/09	0.49%–1.40%
12/31/08	0.49%–2.84%
12/31/07	0.79%–0.91%

9 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

10 Does not take into consideration expense reductions during the periods shown.

11 Less than $500,000.

12 The inception date for Class 5 shares is 7-3-06.

13 Less than $0.01 per share.

14 The fiscal year-end changed from August 31 to December 31.

Lifestyle Balanced

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions					Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2009	9.22	0.35	2.65	3.00	(0.33)	(0.04)	—	(0.37)	11.85	32.87[5]	0.57	0.56[7]	3.35	408	31[8]
12-31-2008	14.54	0.45	(4.96)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.22	(31.63)[5]	0.54	0.54[7]	3.60	249	36
12-31-2007	14.37	0.42	0.42	0.84	(0.35)	(0.32)	—	(0.67)	14.54	5.90[5]	0.51	0.50[7]	2.84	284	14
12-31-2006[9]	14.38	0.24	0.81	1.05	(0.43)	(0.27)	(0.36)	(1.06)	14.37	7.25[10]	0.55[11]	0.55[11]	4.77[11]	125	3[10]
8-31-2006[12]	13.35	0.19	1.01	1.20	(0.17)	—[13]	—	(0.17)	14.38	9.08[5,10]	0.70[11]	0.58[11]	1.60[11]	81	23[10]

CLASS B

12-31-2009	9.21	0.25	2.68	2.93	(0.25)	(0.04)	—	(0.29)	11.85	31.99[5]	1.40	1.35[7]	2.44	64	31[8]
12-31-2008	14.53	0.33	(4.94)	(4.61)	(0.32)	(0.39)	—	(0.71)	9.21	(32.22)[5]	1.36	1.32[7]	2.66	46	36
12-31-2007	14.37	0.29	0.42	0.71	(0.23)	(0.32)	—	(0.55)	14.53	5.02[5]	1.30	1.30[7]	1.95	60	14
12-31-2006[9]	14.37	0.20	0.81	1.01	(0.40)	(0.27)	(0.34)	(1.01)	14.37	6.96[10]	1.41[11]	1.34[11]	4.00[11]	32	3[10]
8-31-2006[12]	13.35	0.10	1.02	1.12	(0.10)	—[13]	—	(0.10)	14.37	8.47[5,10]	1.73[11]	1.34[11]	0.84[11]	20	23[10]

CLASS C

12-31-2009	9.22	0.27	2.67	2.94	(0.26)	(0.04)	—	(0.30)	11.86	32.08[5]	1.27	1.26[7]	2.63	327	31[8]
12-31-2008	14.55	0.34	(4.95)	(4.61)	(0.33)	(0.39)	—	(0.72)	9.22	(32.19)[5]	1.24	1.24[7]	2.76	209	36
12-31-2007	14.39	0.31	0.42	0.73	(0.25)	(0.32)	—	(0.57)	14.55	5.10[5]	1.22	1.21[7]	2.09	268	14
12-31-2006[9]	14.38	0.20	0.82	1.02	(0.40)	(0.27)	(0.34)	(1.01)	14.39	7.03[10]	1.25[11]	1.25[11]	4.10[11]	128	3[10]
8-31-2006[12]	13.35	0.12	1.01	1.13	(0.10)	—[13]	—	(0.10)	14.38	8.55[5,10]	1.41[11]	1.29[11]	0.97[11]	79	23[10]

CLASS R1

12-31-2009	9.20	0.43	2.51	2.94	(0.28)	(0.04)	—	(0.32)	11.82	32.21[5]	1.07	1.07[7]	3.96	10	31[8]
12-31-2008	14.53	0.44	(5.01)	(4.57)	(0.37)	(0.39)	—	(0.76)	9.20	(32.01)[5]	2.58	1.06[7]	3.69	1	36
12-31-2007	14.38	0.49	0.31	0.80	(0.33)	(0.32)	—	(0.65)	14.53	5.58[5]	7.35	0.78[7,14]	3.25	1	14
12-31-2006[9,12]	14.44	0.21	0.78	0.99	(0.42)	(0.27)	(0.36)	(1.05)	14.38	6.84[5,10]	13.06[11]	0.70[11]	4.96[11]	—[15]	3[10]

See notes to financial statements

30	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Balanced continued

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions					Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS R3

12-31-2009	9.20	0.30	2.67	2.97	(0.30)	(0.04)	—	(0.34)	11.83	32.62[5]	0.84	0.84[7]	2.94	30	31[8]
12-31-2008	14.52	0.40	(4.95)	(4.55)	(0.38)	(0.39)	—	(0.77)	9.20	(31.89)[5]	0.81	0.80[7]	3.21	20	36
12-31-2007	14.36	0.43	0.37	0.80	(0.32)	(0.32)	—	(0.64)	14.52	5.65[5]	0.85	0.76[7,14]	2.90	23	14
12-31-2006[9]	14.37	0.22	0.82	1.04	(0.42)	(0.27)	(0.36)	(1.05)	14.36	7.22[5,10]	1.24[11]	0.72[11]	4.55[11]	5	3[10]
8-31-2006[12]	13.35	0.36	0.82	1.18	(0.16)	—[13]	—	(0.16)	14.37	8.92[5,10]	3.70[11]	0.69[11]	3.10[11]	3	23[10]

CLASS R4

12-31-2009	9.20	0.35	2.66	3.01	(0.33)	(0.04)	—	(0.37)	11.84	33.10[5]	0.53	0.53[7]	3.37	24	31[8]
12-31-2008	14.52	0.43	(4.94)	(4.51)	(0.42)	(0.39)	—	(0.81)	9.20	(31.68)[5]	0.52	0.52[7]	3.51	14	36
12-31-2007	14.36	0.39	0.45	0.84	(0.36)	(0.32)	—	(0.68)	14.52	5.91[5]	0.58	0.51[7,14]	2.63	18	14
12-31-2006[9]	14.38	0.23	0.81	1.04	(0.43)	(0.27)	(0.36)	(1.06)	14.36	7.27[5,10]	0.70[11]	0.52[11]	4.55[11]	10	3[10]
8-31-2006[12]	13.35	0.16	1.06	1.22	(0.19)	—[13]	—	(0.19)	14.38	9.19[5,10]	1.46[11]	0.48[11]	1.37[11]	7	23[10]

CLASS R5

12-31-2009	9.21	0.39	2.65	3.04	(0.36)	(0.04)	—	(0.40)	11.85	33.45[5]	0.22	0.22[7]	3.74	27	31[8]
12-31-2008	14.52	0.54	(5.01)	(4.47)	(0.45)	(0.39)	—	(0.84)	9.21	(31.40)[5]	0.21	0.21[7]	4.46	15	36
12-31-2007	14.36	0.50	0.38	0.88	(0.40)	(0.32)	—	(0.72)	14.52	6.18[5]	0.43	0.21[7,14]	3.35	10	14
12-31-2006[9]	14.38	0.24	0.82	1.06	(0.44)	(0.27)	(0.37)	(1.08)	14.36	7.41[5,10]	1.69[11]	0.20[11]	4.85[11]	2	3[10]
8-31-2006[12]	13.35	0.18	1.06	1.24	(0.21)	—[13]	—	(0.21)	14.38	9.39[5,10]	2.58[11]	0.19[11]	1.48[11]	1	23[10]

CLASS 1

12-31-2009	9.17	0.38	2.66	3.04	(0.37)	(0.04)	—	(0.41)	11.80	33.59	0.11	0.11[7]	3.65	8,557	31[8]
12-31-2008	14.47	0.47	(4.91)	(4.44)	(0.47)	(0.39)	—	(0.86)	9.17	(31.37)	0.12	0.12[7]	3.79	6,241	36
12-31-2007	14.31	0.42	0.47	0.89	(0.41)	(0.32)	—	(0.73)	14.47	6.30	0.11	0.11[7]	2.84	8,928	14
12-31-2006[9]	14.34	0.24	0.82	1.06	(0.45)	(0.27)	(0.37)	(1.09)	14.31	7.40[10]	0.11[11]	0.11[11]	4.84[11]	7,609	3[10]
8-31-2006[12]	13.31	0.22	1.03	1.25	(0.22)	—[13]	—	(0.22)	14.34	9.47[10]	0.11[11]	0.11[11]	1.81[11]	6,736	23[10]

CLASS 5

12-31-2009	9.17	0.40	2.65	3.05	(0.38)	(0.04)	—	(0.42)	11.80	33.66	0.07	0.07[7]	3.89	32	31[8]
12-31-2008	14.48	0.50	(4.95)	(4.45)	(0.47)	(0.39)	—	(0.86)	9.17	(31.38)	0.07	0.07[7]	4.07	18	36
12-31-2007	14.32	0.50	0.40	0.90	(0.42)	(0.32)	—	(0.74)	14.48	6.35	0.06	0.06[7]	3.39	19	14
12-31-2006[9]	14.35	0.33	0.74	1.07	(0.45)	(0.27)	(0.38)	(1.10)	14.32	7.42[10]	0.06[11]	0.06[11]	6.63[11]	7[11]	3[10]
8-31-2006[16]	14.17	—[13]	0.31	0.31	(0.13)	—	—	(0.13)	14.35	2.23[10]	0.01[11]	0.01[11]	(0.01)[11]	1[11]	23[10]

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Balanced
12/31/09	0.49%–1.40%
12/31/08	0.49%–2.84%
12/31/07	0.79%–0.91%

8 Excludes merger activity.

9 The fiscal year-end changed from August 31 to December 31.

10 Not annualized.

11 Annualized.

12 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

13 Less than $0.01 per share.

14 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

15 Less than $500,000.

16 The inception date for Class 5 shares is 7-3-06.

Annual report | Lifestyle Portfolios	31

See notes to financial statements

Financial highlights

Continued

Lifestyle Moderate

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2009	9.59	0.45	2.19	2.64	(0.42)	(0.04)	—	(0.46)	11.77	27.88[5]	0.54	0.54[7]	4.27	146	29
12-31-2008	13.57	0.58	(3.76)	(3.18)	(0.54)	(0.26)	—	(0.80)	9.59	(23.88)[5]	0.53	0.53[7]	4.81	86	32
12-31-2007	13.53	0.50	0.14	0.64	(0.41)	(0.19)	—	(0.60)	13.57	4.78[5]	0.53	0.53[7]	3.57	76	13
12-31-2006[8]	13.64	0.27	0.52	0.79	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.77[5,9]	0.57[10]	0.56[10]	5.86[10]	37	1[9]
8-31-2006[11]	12.94	0.25	0.66	0.91	(0.21)	—	—	(0.21)	13.64	7.10[5,9]	0.83[10]	0.57[10]	2.21[10]	25	24[9]

CLASS B

12-31-2009	9.58	0.35	2.20	2.55	(0.33)	(0.04)	—	(0.37)	11.76	26.91[5]	1.41	1.35[7]	3.33	20	29
12-31-2008	13.56	0.45	(3.74)	(3.29)	(0.43)	(0.26)	—	(0.69)	9.58	(24.56)[5]	1.39	1.36[7]	3.70	14	32
12-31-2007	13.52	0.38	0.15	0.53	(0.30)	(0.19)	—	(0.49)	13.56[5]	3.97[5]	1.43	1.35[7]	2.73	15	13
12-31-2006[8]	13.62	0.23	0.52	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.52	5.49[5,9]	1.66[10]	1.35[10]	4.87[10]	7	1[9]
8-31-2006[11]	12.94	0.15	0.68	0.83	(0.15)	—	—	(0.15)	13.62	6.42[5,9]	2.43[10]	1.34[10]	1.28[10]	5	24[9]

CLASS C

12-31-2009	9.59	0.38	2.18	2.56	(0.34)	(0.04)	—	(0.38)	11.77	27.00[5]	1.25	1.25[7]	3.58	116	29
12-31-2008	13.57	0.48	(3.75)	(3.27)	(0.45)	(0.26)	—	(0.71)	9.59	(24.44)[5]	1.25	1.25[7]	4.02	69	32
12-31-2007	13.53	0.41	0.13	0.54	(0.31)	(0.19)	—	(0.50)	13.57	4.05[5]	1.24	1.24[7]	2.94	69	13
12-31-2006[8]	13.63	0.24	0.51	0.75	(0.33)	(0.21)	(0.31)	(0.85)	13.53	5.49[5,9]	1.32[10]	1.28[10]	5.13[10]	29	1[9]
8-31-2006[11]	12.94	0.17	0.67	0.84	(0.15)	—	—	(0.15)	13.63	6.49[5,9]	1.67[10]	1.29[10]	1.51[10]	18	24[9]

CLASS R1

12-31-2009	9.58	0.50	2.09	2.59	(0.37)	(0.04)	—	(0.41)	11.76	27.35[5]	1.14	1.06[7]	4.57	6	29
12-31-2008	13.58	0.64	(3.87)	(3.23)	(0.51)	(0.26)	—	(0.77)	9.58	(24.21)[5]	1.97	0.85[7]	5.39	2	32
12-31-2007	13.54	0.52	0.10	0.62	(0.39)	(0.19)	—	(0.58)	13.58	4.63[5]	4.10	0.71[7,12]	3.73	1	13
12-31-2006[8,11]	13.69	0.25	0.50	0.75	(0.36)	(0.21)	(0.33)	(0.90)	13.54	5.43[5,9]	13.14[10]	0.70[10]	6.07[10]	—[13]	1[9]

CLASS R3

12-31-2009	9.58	0.39	2.21	2.60	(0.38)	(0.04)	—	(0.42)	11.76	27.43[5]	0.95	0.95[7]	3.72	8	29
12-31-2008	13.57	0.55	(3.78)	(3.23)	(0.50)	(0.26)	—	(0.76)	9.58	(24.22)[5]	1.00	0.86[7]	4.55	5	32
12-31-2007	13.53	0.47	0.15	0.62	(0.39)	(0.19)	—	(0.58)	13.57	4.61[5]	1.51	0.83[7,12]	3.40	4	13
12-31-2006[8]	13.65	0.23	0.55	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.53	5.66[5,9]	3.13[10]	0.78[10]	4.89[10]	1	1[9]
8-31-2006[11]	12.94	0.33	0.58	0.91	(0.20)	—	—	(0.20)	13.65	7.10[5,9]	8.44[10]	0.69[10]	2.93[10]	1	24[9]

CLASS R4

12-31-2009	9.57	0.40	2.22	2.62	(0.41)	(0.04)	—	(0.45)	11.74	27.71[5]	0.70	0.66[7]	3.83	5	29
12-31-2008	13.55	0.56	(3.75)	(3.19)	(0.53)	(0.26)	—	(0.79)	9.57	(23.94)[5]	0.79	0.57[7]	4.66	4	32
12-31-2007	13.51	0.47	0.18	0.65	(0.42)	(0.19)	—	(0.61)	13.55	4.87[5]	1.13	0.54[7,12]	3.38	4	13
12-31-2006[8]	13.63	0.25	0.53	0.78	(0.36)	(0.21)	(0.33)	(0.90)	13.51	5.80[5,9]	1.53[10]	0.52[10]	5.44[10]	2	1[9]
8-31-2006[11]	12.94	0.30	0.62	0.92	(0.23)	—	—	(0.23)	13.63	7.14[5,9]	4.65[10]	0.49[10]	2.59[10]	1	24[9]

CLASS R5

12-31-2009	9.58	0.46	2.19	2.65	(0.44)	(0.04)	—	(0.48)	11.75	28.10[5]	0.32	0.32[7]	4.39	8	29
12-31-2008	13.56	0.63	(3.78)	(3.15)	(0.57)	(0.26)	—	(0.83)	9.58	(23.67)[5]	0.36	0.23[7]	5.27	5	32
12-31-2007	13.52	0.58	0.11	0.69	(0.46)	(0.19)	—	(0.65)	13.56	5.15[5]	0.97	0.21[7,12]	4.21	4	13
12-31-2006[8]	13.64	0.32	0.48	0.80	(0.37)	(0.21)	(0.34)	(0.92)	13.52	5.93[5,9]	2.83[10]	0.20[10]	6.83[10]	1	1[9]
8-31-2006[11]	12.94	0.22	0.73	0.95	(0.25)	—	—	(0.25)	13.64	7.40[5,9]	4.86[10]	0.19[10]	1.92[10]	1	24[9]

CLASS 1

12-31-2009	9.56	0.47	2.21	2.68	(0.46)	(0.04)	—	(0.50)	11.74	28.49[5]	0.11	0.11[7]	4.49	2,503	29
12-31-2008	13.54	0.59	(3.73)	(3.14)	(0.58)	(0.26)	—	(0.84)	9.56	(23.63)[5]	0.12	0.12[7]	4.90	1,857	32
12-31-2007	13.50	0.49	0.21	0.70	(0.47)	(0.19)	—	(0.66)	13.54	5.25	0.11	0.11[7,12]	3.53	2,339	13
12-31-2006[8]	13.63	0.27	0.54	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.50	5.90[9]	0.11[10]	0.11[10]	5.80[10]	2,008	1[9]
8-31-2006[11]	12.93	0.26	0.70	0.96	(0.26)	—	—	(0.26)	13.63	7.47[9]	0.11[10]	0.11[10]	2.23[10]	1,820	24[9]

See notes to financial statements

32	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Moderate continued

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total value,	end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS 5

12-31-2009	9.56	0.51	2.17	2.68	(0.47)	(0.04)	—	(0.51)	11.73	28.45[5]	0.07	0.07[7]	4.78	14	29
12-31-2008	13.54	0.67	(3.80)	(3.13)	(0.59)	(0.26)	—	(0.85)	9.56	(23.59)[5]	0.07	0.07[7]	5.70	8	32
12-31-2007	13.49	0.53	0.19	0.72	(0.48)	(0.19)	—	(0.67)	13.54	5.39	0.06	0.06	3.80	5	13
12-31-2006[8]	13.62	0.34	0.47	0.81	(0.38)	(0.21)	(0.35)	(0.94)	13.49	5.93[9]	0.06[10]	0.06[10]	7.21[10]	3	1[9]
8-31-2006[14]	13.48	—[15]	0.30	0.30	(0.16)	—	—	(0.16)	13.62	2.27[9]	0.01[10]	0.01[10]	(0.01)[10]	1	24[9]

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Moderate
12/31/2009	0.49%–1.17%
12/31/2008	0.49%–2.40%
12/31/2007	0.79%–0.91%

8 The fiscal year-end changed from August 31 to December 31.

9 Not annualized.

10 Annualized.

11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

12 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

13 Less than $500,000.

14 The inception date for Class 5 shares is 7-3-06.

15 Less than $0.01 per share.

See notes to financial statements

Annual report | Lifestyle Portfolios	33

Financial highlights

Continued

Lifestyle Conservative

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

	Income (loss) from
	investment operations				Less distributions						Ratios to average net assets

			Net										Ratio of net
			realized	Total							Ratio of		investment	Net
	Net asset	Net	and	from	From net						gross	Ratio of net	income	assets,
	value,	invest-	unrealized	invest-	invest-				Net asset		expenses	expenses	(loss) to	end of
	beginning	ment in-	gain (loss)	ment	ment	From net	From	Total	value, end	Total	to average	to average	average	period (in	Portfolio
	of period	come (loss)	on invest-	operations	income	realized	capital	distribu-	of period	return	net assets	net assets	net assets	millions)	turnover
Period ended	($)	($)[1,2]	ments ($)	($)	($)	gain ($)	paid-in ($)	tions ($)	($)	(%)[3]	(%)[4,6]	(%)[4]	(%)[1]	($)	(%)

CLASS A

12-31-2009	10.39	0.54	1.77	2.31	(0.50)	(0.05)	—	(0.55)	12.15	22.53[5]	0.52	0.52[7]	4.80	141	24
12-31-2008	13.32	0.73	(2.75)	(2.02)	(0.63)	(0.28)	—	(0.91)	10.39	(15.41)[5]	0.53	0.53[7]	6.01	87	33
12-31-2007	13.29	0.59	0.05	0.64	(0.49)	(0.12)	—	(0.61)	13.32	4.89[5]	0.55	0.54[7]	4.38	44	13
12-31-2006[8]	13.63	0.33	0.23	0.56	(0.38)	(0.16)	(0.36)	(0.90)	13.29	4.11[5,9]	0.64[10]	0.56[10]	7.20[10]	20	2[9]
8-31-2006[11]	13.16	0.31	0.41	0.72	(0.25)	—	—	(0.25)	13.63	5.53[5,9]	1.02[10]	0.57[10]	2.75[10]	12	20[9]

CLASS B

12-31-2009	10.40	0.44	1.77	2.21	(0.41)	(0.05)	—	(0.46)	12.15	21.46[5]	1.35	1.35[7]	3.88	21	24
12-31-2008	13.32	0.59	(2.70)	(2.11)	(0.53)	(0.28)	—	(0.81)	10.40	(16.04)[5]	1.36	1.34[7]	4.81	13	33
12-31-2007	13.29	0.50	0.04	0.54	(0.39)	(0.12)	—	(0.51)	13.32	4.11[5]	1.54	1.32[7]	3.71	10	13
12-31-2006[8]	13.63	0.29	0.22	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.29	3.75[5,9]	1.88[10]	1.33[10]	6.20[10]	4	2[9]
8-31-2006[11]	13.16	0.24	0.41	0.65	(0.18)	—	—	(0.18)	13.63	4.99[5,9]	3.12[10]	1.33[10]	2.08[10]	3	20[9]

CLASS C

12-31-2009	10.39	0.46	1.76	2.22	(0.42)	(0.05)	—	(0.47)	12.14	21.58	1.24	1.24[7]	4.08	119	24
12-31-2008	13.32	0.62	(2.73)	(2.11)	(0.54)	(0.28)	—	(0.82)	10.39	(16.03)[5]	1.24	1.24[7]	5.05	73	33
12-31-2007	13.28	0.52	0.04	0.56	(0.40)	(0.12)	—	(0.52)	13.32	4.22[5]	1.28	1.28[7,12]	3.88	44	13
12-31-2006[8]	13.62	0.30	0.21	0.51	(0.35)	(0.16)	(0.34)	(0.85)	13.28	3.76[5,9]	1.41[10]	1.29[10]	6.55[10]	14	2[9]
8-31-2006[11]	13.16	0.29	0.35	0.64	(0.18)	—	—	(0.18)	13.62	4.91[5,9]	2.05[10]	1.31[10]	2.54[10]	8	20[9]

CLASS R1

12-31-2009	10.41	0.57	1.66	2.23	(0.44)	(0.05)	—	(0.49)	12.15	21.74[5]	1.16	1.06[7]	5.00	7	24
12-31-2008	13.34	1.02	(3.07)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.41	(15.62)[5]	2.31	0.88[7]	8.75	2	33
12-31-2007	13.30	0.57	0.07	0.64	(0.48)	(0.12)	—	(0.60)	13.34	4.83[5]	9.69	0.71[7,12]	4.21	—[13]	13
12-31-2006[8]	13.67	0.30	0.23	0.53	(0.38)	(0.16)	(0.36)	(0.90)	13.30	3.85[5,9]	13.24[10]	0.70[10]	7.38[10]	—[13]	2[9]

CLASS R3

12-31-2009	10.40	0.46	1.79	2.25	(0.46)	(0.05)	—	(0.51)	12.14	21.94	0.92	0.92[7]	4.14	8	24
12-31-2008	13.33	0.54	(2.59)	(2.05)	(0.60)	(0.28)	—	(0.88)	10.40	(15.62)[5]	0.90	0.83[7]	4.27	6	33
12-31-2007	13.29	0.70	(0.07)	0.63	(0.47)	(0.12)	—	(0.59)	13.33	4.81[5]	1.89	0.81[7,12]	5.17	4	13
12-31-2006[8]	13.65	0.29	0.25	0.54	(0.38)	(0.16)	(0.36)	(0.90)	13.29	3.93[5,9]	6.23[10]	0.77[10]	6.23[10]	—[13]	2[9]
8-31-2006[11]	13.16	0.28	0.44	0.72	(0.23)	—	—	(0.23)	13.65	5.55[5,9]	14.72[10]	0.68[10]	2.46[10]	—[13]	20[9]

CLASS R4

12-31-2009	10.39	0.52	1.75	2.27	(0.48)	(0.05)	—	(0.53)	12.13	22.22[5]	0.77	0.66[7]	4.60	4	24
12-31-2008	13.31	0.64	(2.65)	(2.01)	(0.63)	(0.28)	—	(0.91)	10.39	(15.38)[5]	0.87	0.57[7]	5.21	3	33
12-31-2007	13.28	0.53	0.12	0.65	(0.50)	(0.12)	—	(0.62)	13.31	4.97[5]	1.46	0.53[7,12]	3.96	3	13
12-31-2006[8]	13.64	0.28	0.27	0.55	(0.38)	(0.16)	(0.37)	(0.91)	13.28	4.06[5,9]	2.87[10]	0.51[10]	6.17[10]	1	2[9]
8-31-2006[11]	13.16	0.44	0.30	0.74	(0.26)	—	—	(0.26)	13.64	5.66[5,9]	10.01[10]	0.45[10]	3.89[10]	1	20[9]

CLASS R5

12-31-2009	10.40	0.57	1.75	2.32	(0.52)	(0.05)	—	(0.57)	12.15	22.67	0.33	0.33[7]	5.08	9	24
12-31-2008	13.32	0.86	(2.83)	(1.97)	(0.67)	(0.28)	—	(0.95)	10.40	(15.10)[5]	0.52	0.25[7]	7.19	4	33
12-31-2007	13.29	0.57	0.12	0.69	(0.54)	(0.12)	—	(0.66)	13.32	5.27[5]	3.42	0.22[7,12]	4.23	1	13
12-31-2006[8]	13.65	0.28	0.29	0.57	(0.40)	(0.16)	(0.37)	(0.93)	13.29	4.19[5,9]	6.37[10]	0.20[10]	6.01[10]	—[13]	2[9]
8-31-2006[11]	13.16	0.28	0.49	0.77	(0.28)	—	—	(0.28)	13.65	5.94[5,9]	9.18[10]	0.19[10]	2.44[10]	—[13]	20[9]

CLASS 1

12-31-2009	10.38	0.56	1.78	2.34	(0.54)	(0.05)	—	(0.59)	12.13	22.96	0.12	0.12[7]	4.99	1,931	24
12-31-2008	13.30	0.71	(2.67)	(1.96)	(0.68)	(0.28)	—	(0.96)	10.38	(15.02)[5]	0.12	0.12[7]	5.71	1,393	33
12-31-2007	13.27	0.57	0.14	0.71	(0.56)	(0.12)	—	(0.68)	13.30	5.38[5]	0.11	0.11[7]	4.24	1,401	13
12-31-2006[8]	13.64	0.32	0.25	0.57	(0.40)	(0.16)	(0.38)	(0.94)	13.27	4.16[9]	0.11[10]	0.11[10]	6.96[10]	1,184	2[9]
8-31-2006[11]	13.15	0.30	0.48	0.78	(0.29)	—	—	(0.29)	13.64	6.01[9]	0.12[10]	0.12[10]	2.54[10]	1,097	20[9]

See notes to financial statements

34	Lifestyle Portfolios | Annual report

Financial highlights

Continued

Lifestyle Conservative continued

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

7 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio: The range of expense ratios of the underlying funds held by the Portfolio was as follows:

Year ended	Lifestyle Conservative
12/31/09	0.49%–1.09%
12/31/08	0.49%–2.40%
12/31/07	0.79%–0.91%

8 The fiscal year-end changed from August 31 to December 31.

9 Not annualized.

10 Annualized.

11 The inception date for Class A, Class B, Class C, Class R3, Class R4 and Class R5 shares is 10-18-05 and the inception dates for Class R1 and Class 1 shares are 9-18-06 and 10-15-05, respectively.

12 Includes transfer agent fee earned credits of less than 0.01% of average net assets.

13 Less than $500,000.

See notes to financial statements

Annual report | Lifestyle Portfolios	35

Notes to financial statements

1. Organization of the Trust
The John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple funds, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers eighty seven separate investment Portfolios, five of which are presented in this report (the Lifestyle Portfolios).

The Lifestyle Portfolios operate as a “fund of funds,” investing in Class NAV shares of underlying funds of the Trust and John Hancock Funds III (JHF III) and also in other permitted security investments. John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The accounting policies of the underlying funds of the Trust are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

The Board of Trustees have authorized the issuance of multiple classes of shares of the Lifestyle Portfolios, including classes designated as Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5, Class 1 and Class 5 shares. Class A, Class B and Class C shares are open to all retail investors. Class R1, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class 1 and Class 5 shares are sold only to certain affiliates of the Adviser and MFC. The shares of each class represent an interest in the same Portfolio of investments of the Portfolios, and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase. Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

2. Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Lifestyle Portfolios:

Security valuation

Investments are stated at value as of the close of the regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments made by the Lifestyle Portfolios in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Portfolios and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade.

Fair value measurements

The Lifestyle Portfolios use a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange-traded prices in active markets for identical securities. In addition, investments in the underlying funds, which are valued at their closing NAV, are included in this Level.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

36	Lifestyle Portfolios | Annual report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the Lifestyle Portfolios’ total investments are classified as Level 1.

Repurchase agreements

The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Portfolio will take receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Portfolios may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. At December 31, 2009, the Portfolios had no repurchase agreements.

Security transactions and related investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income and distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. The Portfolios use the specific identification method for determining realized gains or losses on investments for both financial statement and federal income tax reporting purposes.

Expenses

The majority of expenses are directly identifiable to each individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Portfolios’ custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Class-specific expenses, such as distribution (Rule 12b-1) fees, transfer agent fees, printing and postage fees and state registration fees are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Federal income taxes

Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distributions to be paid.

At December 31, 2009, capital loss carryforwards available to offset future net realized capital gains were as follows:

	Capital Loss Carryforward
	Expiring at December 31,

Portfolio	2016	2017

Lifestyle Aggressive	$129,404,422	$364,659,388
Lifestyle Growth	354,305,219	966,013,756
Lifestyle Balanced	164,498,926	987,127,767
Lifestyle Moderate	39,351,498	168,786,302
Lifestyle Conservative	—	89,776,301

As of December 31, 2009, the Portfolios had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Lifestyle Portfolio’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Annual report | Lifestyle Portfolios	37

The cost of investments owned on December 31, 2009, for federal income tax purposes, was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
Portfolio	Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)

Lifestyle Aggressive	$3,385,040,603	$240,631,350	($289,302,006)	($48,670,656)
Lifestyle Growth	9,840,442,915	735,925,456	(744,445,194)	(8,519,738)
Lifestyle Balanced	9,416,692,105	680,698,511	(616,749,028)	63,949,483
Lifestyle Moderate	2,814,947,463	130,989,217	(121,300,531)	9,688,686
Lifestyle Conservative	2,226,140,394	102,564,683	(90,154,762)	12,409,921

Distribution of income and gains

The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Lifestyle Aggressive and Lifestyle Growth Portfolios declare and pay income dividends and capital gain distributions, if any, at least annually. The Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative Portfolios generally declare and pay income dividends quarterly and capital gain distributions if any, at least annually. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2009, the tax character of distributions paid was as follows:

	2009 Distributions

		Long Term
Portfolio	Ordinary Income	Capital Gains	Return of Capital	Total

Lifestyle Aggressive	$40,837,067	—	—	$40,837,067
Lifestyle Growth	240,072,101	—	—	240,072,101
Lifestyle Balanced	313,566,048	—	—	313,566,048
Lifestyle Moderate	113,066,079	—	—	113,066,079
Lifestyle Conservative	100,123,499	—	—	100,123,499

During the year ended December 31, 2008, the tax character of distributions paid was as follows:

	2008 Distributions

		Long Term
Portfolio	Ordinary Income	Capital Gains	Return of Capital	Total

Lifestyle Aggressive	$46,077,067	$154,308,175	—	$200,385,242
Lifestyle Growth	289,483,652	285,306,066	—	574,789,718
Lifestyle Balanced	398,231,794	204,388,634	—	602,620,428
Lifestyle Moderate	141,159,282	28,730,116	—	169,889,398
Lifestyle Conservative	123,772,450	11,324,276	—	135,096,726

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long Term	Capital Loss	Post October
Portfolio	Ordinary Income	Capital Gains	Carryforward	Deferral

Lifestyle Aggressive	$78,939	—	$494,063,810	$6,628,575
Lifestyle Growth	498,463	—	1,320,318,975	22,310,449
Lifestyle Balanced	679,983	—	1,151,626,693	18,826,426
Lifestyle Moderate	255,527	—	208,137,800	7,240,487
Lifestyle Conservative	269,866	—	89,776,301	9,747,801

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Lifestyle Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2009 (post-October deferral), are treated as arising on January 1, 2010, the first day of the Lifestyle Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. For the year ended December 31, 2009, the Portfolios had no permanent book/tax differences.

3. Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

38	Lifestyle Portfolios | Annual report

4. Investment advisory and other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Lifestyle Portfolios. The Portfolios have a subadvisory agreement with MFCs Global Investment Management (U.S.A.), Limited, an indirectly owned subsidiary of Manulife and an affiliate of the Adviser. The Portfolio is not responsible for payment of subadvisory fees.

The advisory fee has two components: (a) a fee on net assets invested in a fund of The Trust or JHF III (Affiliated Fund Assets) and (b) a fee on net assets invested in investments other than a fund of the Trust or JHF III (Other Assets). Under the Advisory Agreement, the Lifestyle Portfolios pay a daily management fee to the Adviser. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and the John Hancock Trust Lifestyle Funds. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each Lifestyle Fund.

	First $7.5 billion of	Excess over $7.5 billion of
	Aggregate Net Assets	Aggregate Net Assets

Affiliated Fund Assets	0.050%	0.040%
Other Assets	0.500%	0.490%

The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of each Portfolio’s average daily net assets as detailed below:

Fund	Annual Effective Rate

Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense Reimbursements

The following agreement is effective October 1, 2009 for Lifestyle Aggressive Portfolio and Lifestyle Conservative Portfolio and effective November 1, 2009 for Lifestyle Balanced Portfolio, Lifestyle Growth Portfolio, and Lifestyle Moderate Portfolio:

The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed the percentage of 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, printing, transfer agent, service fees, underlying Portfolio expenses and short dividends. This expense reduction will continue in effect until terminated by the Adviser.

The adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios, on the Other Assets of the Funds, so that the sum of (i) the advisory fee paid by the fund to the adviser and (ii) the advisory fee paid by the underlying fund to and retained (after payment of any subadvisory fee) by the adviser or its affiliate, does not exceed an annual rate of 0.50%. This voluntary waiver may terminate at any time

The Adviser has contractually agreed to limit or reimburse certain class specific expenses, including 12b-1, transfer agent fees, service fees, state registration fees, and printing and postage fees for Class A, Class B, Class C, Class R1, Class R3, Class R4, Class R5 and Class 1 shares, to the extent that each class exceed 0.59%, 1.29%, 1.29%, 1.04%, 0.94%, 0.64%, 0.34% and 0.05%, respectively, of the average annual net assets attributable to the classes. This agreement remains in effect until April 30, 2010, and may thereafter be terminated by the Adviser at any time.

For the year ended December 31, 2009, the expense reductions related to these plans amounted to the following and are reflected as a reduction of total expenses in the Statement of Operations:

Expense Reimbursement by Class

										Merged
Portfolio	Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5	Class 1	Class 5	Classes*

Lifestyle Aggressive	$44,574	$37,385	$45,056	$3,599	$179	$141	$173	$54,472	—	$13,860
Lifestyle Growth	2,371	64,306	1,776	60	116	94	103	53,378	$393	15,281
Lifestyle Balanced	—	18,978	—	—	—	—	—	—	—	14,197
Lifestyle Moderate	—	7,788	—	2,744	—	1,389	—	—	—	14,154
Lifestyle Conservative	—	101	—	3,933	—	3,304	—	—	—	20,763

*Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

Expense Recapture

The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers occurred to the extent that a Portfolio is below its expense limitation during this period. For the year ended December 31, 2009, the Portfolios did not recapture any expenses. The amounts of waived or reimbursed expenses subject to potential recovery that expire in 2012 are as follows:

	Amounts eligible for recovery	Amounts recovered during the
Fund Name	through December 1, 2012	year ended 12/31/2009

Lifestyle Aggressive	$126,163	—
Lifestyle Growth	$63,858	—
Lifestyle Balanced	$18,978	—
Lifestyle Moderate	$11,921	—
Lifestyle Conservative	$7,338	—

Annual report | Lifestyle Portfolios	39

Accounting and legal services

Pursuant to the Service Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, compliance, financial, legal, tax, valuation and record keeping services to the Portfolios, including the preparation of annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated on the relative share of net assets of each Portfolio at the time the expense incurred.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Portfolios have adopted Distribution Plans with respect to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class 1, pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Portfolios. In addition, the Portfolios have also adopted a Service Plan with respect to Class R1, Class R3, Class R4 and Class R5 shares (the “Service Plan”) for certain other services. Under these agreements, the Portfolios make monthly payments to the Distributor based on the average net assets of the classes as follows:

Class	12b-1 plan	Service Plan

A	0.30%	—
B	1.00%	—
C	1.00%	—
R1	0.50%	0.25%
R3	0.50%	0.15%
R4	0.25%	0.10%
R5	—	0.05%
1	0.05%	—

Sales charges

Class A shares are assessed up-front sales charges of up to 5% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2009:

	Lifestyle Aggressive	Lifestyle Growth	Lifestyle Balanced	Lifestyle Moderate	Lifestyle Conservative

Net Sales Charges	$659,958	$2,489,120	$2,326,948	$1,023,945	$870,032
Retained for Printing Prospectuses,
advertising and sales literature	102,833	393,300	374,729	165,187	141,433
Sales commission to unrelated broker-dealers	544,329	2,065,038	1,921,832	851,686	722,039
Sales commission to affiliated sales personnel	12,796	30,782	30,387	7,072	6,560

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to the Distributor and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Portfolios in connection with the sale of Class B and Class C shares. During the year ended December 31, 2009, CDSCs received by the Distributor for Class B and Class C were as follows:

Fund	Class B	Class C

Lifestyle Aggressive	$51,165	$14,974
Lifestyle Growth	159,434	47,000
Lifestyle Balanced	147,193	45,106
Lifestyle Moderate	49,320	15,951
Lifestyle Conservative	54,841	33,323

Transfer agent fees

The Portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (the Transfer Agent), an indirect subsidiary of MFC. The transfer agent fees are made up of three components:

• The Portfolio pays a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares based on each class’s average daily net assets.

• Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 of the Portfolio paid a monthly fee based on an annual rate of $16.50 per shareholder account.

• In addition, the Transfer Agent is reimbursed for certain out-of-pocket expenses.

The Portfolios receive earning credits from the Transfer Agent as a result of uninvested cash balances. These credits are used to reduce a portion of the Portfolios’ transfer agent fees and out-of-pocket expenses. In addition, certain investor accounts that maintain small account balances are charged an annual small accounts fee by the Transfer Agent. Amounts related to these fees are credited by the Transfer Agent to the Portfolios and netted against transfer agent expenses.

During the year ended December 31, 2009, the Transfer Agent fees and out-of-pocket expense credits and small accounts fee credits were as follows:

40	Lifestyle Portfolios | Annual report

	Transfer	Small
Portfolio	agent fees	account fees

Lifestyle Aggressive	$676	$47,441
Lifestyle Growth	1,573	82,742
Lifestyle Balanced	1,042	34,681
Lifestyle Moderate	309	7,603
Lifestyle Conservative	252	5,062

Class level expenses

Class level expenses for the year ended December 31, 2009, were as follows:

		Distribution and	Transfer	State	Printing and
Portfolio	Share Class	service fees	agent fees	registration fees	postage fees

Lifestyle Aggressive	Class A	$300,872	$312,727	$16,233	$28,056
	Class B	180,665	77,986	10,739	7,718
	Class C	732,900	227,250	14,874	28,534
	Class R1	20,292	4,665	9,967	216
	Class R3	51,610	7,986	10,662	76
	Class R4	19,315	5,012	10,735	—
	Class R5	3,313	5,597	10,426	166
	Class 1	1,246,459	—	—	—
	Merged Classes*	18,577	4,528	15,813	364
	Total	$2,574,003	$645,751	$99,449	$65,130

Lifestyle Growth	Class A	$920,377	$758,648	$24,105	$66,106
	Class B	613,336	220,032	14,189	21,431
	Class C	2,402,111	592,610	27,093	68,180
	Class R1	35,875	6,470	10,758	349
	Class R3	101,252	12,822	13,183	230
	Class R4	44,214	8,758	10,566	—
	Class R5	6,738	8,586	11,015	—
	Class 1	3,689,660	—	—	—
	Class 5	—	—	—	2,777
	Merged Classes*	29,759	5,480	16,939	795
	Total	$7,843,322	$1,613,406	$127,848	$159,868

Lifestyle Balanced	Class A	$904,632	$553,048	$25,081	$38,633
	Class B	523,852	152,811	12,665	12,266
	Class C	2,454,239	438,600	27,118	40,251
	Class R1	32,017	5,572	10,308	220
	Class R3	160,974	18,052	13,716	—
	Class R4	65,370	11,132	11,771	—
	Class R5	10,178	11,905	10,882	—
	Class 1	3,568,197	—	—	—
	Class 5	—	—	—	1,050
	Merged classes*	35,294	6,051	17,853	508
	Total	$7,754,753	$1,197,171	$129,394	$92,928

Lifestyle Moderate	Class A	$324,162	$167,520	$16,688	$9,472
	Class B	156,653	40,811	10,657	2,749
	Class C	851,650	132,957	16,480	11,228
	Class R1	19,928	3,747	9,778	151
	Class R3	43,741	7,258	8,133	271
	Class R4	13,813	3,814	7,631	—
	Class R5	2,491	4,584	7,927	70
	Class 1	1,054,069	—	—	—
	Class 5	—	—	—	556
	Merged classes*	11,653	3,149	15,353	197
	Total	$2,478,160	$363,840	$92,647	$24,694

Lifestyle Conservative	Class A	$316,489	$146,213	$13,879	$8,081
	Class B	161,322	34,427	10,898	1,982
	Class C	878,712	122,811	18,793	9,296
	Class R1	26,531	5,965	9,781	188
	Class R3	46,805	6,927	7,660	67
	Class R4	10,820	3,266	7,655	—
	Class R5	1,540	4,926	10,287	224
	Class 1	814,766	—	—	—
	Merged Classes*	12,961	3,249	21,456	322
	Total	$2,269,946	$326,784	$100,409	$20,160

*Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

Annual report | Lifestyle Portfolios	41

5. Fund Share Transactions

Share activities for the Funds for the years ended December 31, 2009 and 2008 were as follows:

Lifestyle Aggressive

	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount

Class A shares[1]

Sold	5,393,918	$49,553,716	4,321,883	$52,726,554
Issued in reorganization	555,063	5,514,891	—	—
Distributions reinvested	101,292	1,098,270	788,162	6,031,385
Repurchased	(3,032,530)	(27,478,545)	(2,980,848)	(35,198,789)
Net increase	3,017,743	$28,688,332	2,129,197	$23,559,150

Class B shares

Sold	460,786	$4,037,532	585,946	$7,285,514
Distributions reinvested	4,818	52,850	134,186	1,030,283
Repurchased	(392,000)	(3,521,146)	(384,823)	(4,769,030)
Net increase	73,604	$569,236	335,309	$3,546,767

Class C shares

Sold	2,572,549	$22,589,783	2,850,549	$35,156,577
Distributions reinvested	19,654	213,891	519,937	3,991,761
Repurchased	(2,078,724)	(18,670,746)	(1,909,295)	(22,429,988)
Net increase	513,479	$4,132,928	1,461,191	$16,718,350

Class R shares[1]

Sold	102,359	$810,679	143,160	$1,764,466
Issued in reorganization	(217,916)	(2,170,600)	—	—
Distributions reinvested	—	—	14,599	112,408
Repurchased	(81,154)	(639,467)	(52,580)	(670,379)
Net increase (decrease)	(196,711)	($1,999,388)	105,179	$1,206,495

Class R1 shares[1]

Sold	214,172	$2,031,197	189,545	$2,413,143
Issued in reorganization	218,013	2,170,600	—	—
Distributions reinvested	2,155	23,468	14,392	110,534
Repurchased	(94,312)	(853,688)	(54,763)	(543,974)
Net increase	340,028	$3,371,577	149,174	$1,979,703

Class R2 shares[1]

Sold	434,308	$3,793,245	72,439	$846,995
Issued in reorganization	(554,800)	(5,514,891)	—	—
Distributions reinvested	—	—	15,330	117,430
Repurchased	(68,953)	(630,606)	(74,798)	(885,701)
Net increase (decrease)	(189,445)	($2,352,252)	12,971	$78,724

Class R3 shares

Sold	561,647	$4,906,273	462,534	$5,872,371
Distributions reinvested	5,797	62,992	59,639	456,241
Repurchased	(352,738)	(3,269,588)	(262,195)	(3,223,428)
Net increase	214,706	$1,699,677	259,978	$3,105,184

Class R4 shares

Sold	483,613	$4,352,134	737,329	$8,370,464
Distributions reinvested	6,365	68,937	65,279	498,076
Repurchased	(487,525)	(4,187,328)	(347,930)	(3,769,188)
Net increase	2,453	$233,743	454,678	$5,099,352

Class R5 shares

Sold	497,800	$4,558,425	580,407	$7,390,192
Distributions reinvested	10,107	109,359	64,013	488,419
Repurchased	(304,790)	(2,888,196)	(162,129)	(2,083,487)
Net increase	203,117	$1,779,588	482,291	$5,795,124

Class 1 shares

Sold	26,499,244	$228,826,778	25,884,443	$307,743,934
Distributions reinvested	3,627,475	39,140,458	24,567,749	186,714,891
Repurchased	(12,412,965)	(117,371,596)	(9,767,323)	(109,780,766)
Net increase	17,713,754	$150,595,640	40,684,869	$384,678,059

Net increase	21,692,728	$186,719,081	46,074,837	$445,766,908

1 Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

42	Lifestyle Portfolios | Annual report

Lifestyle Growth

	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	14,352,411	$146,202,366	12,322,471	$157,749,384
Issued in reorganization	601,503	6,459,715	—	—
Distributions reinvested	717,905	8,269,027	2,193,952	18,412,385
Repurchased	(8,178,840)	(79,244,982)	(7,796,611)	(94,844,267)
Net increase	7,492,979	$81,686,126	6,719,812	$81,317,502

Class B shares

Sold	1,494,544	$14,722,280	1,863,012	$23,997,441
Distributions reinvested	88,768	1,026,160	403,166	3,392,440
Repurchased	(1,179,186)	(11,226,752)	(1,340,379)	(16,358,712)
Net increase	404,126	$4,521,688	925,799	$11,031,169

Class C shares

Sold	7,971,450	$79,773,645	8,114,584	$102,871,539
Distributions reinvested	357,727	4,131,730	1,489,824	12,544,916
Repurchased	(5,346,607)	(51,289,408)	(5,641,214)	(69,079,342)
Net increase	2,982,570	$32,615,967	3,963,194	$46,337,113

Class R shares[1]

Sold	154,297	$1,355,103	253,861	$3,277,907
Issued in reorganization	(361,089)	(3,892,766)	—	—
Distributions reinvested	—	—	19,885	168,229
Repurchased	(75,575)	(653,613)	(39,657)	(488,964)
Net increase (decrease)	(282,367)	($3,191,276)	234,089	$2,957,172

Class R1 shares[1]

Sold	393,537	$4,183,798	266,379	$3,183,756
Issued in reorganization	361,619	3,892,766	—	—
Distributions reinvested	12,529	145,088	24,351	205,276
Repurchased	(179,674)	(1,884,017)	(66,280)	(844,350)
Net increase	588,011	$6,337,635	224,450	$2,544,682

Class R2 shares[1]

Sold	379,506	$3,591,796	757,334	$10,724,839
Issued in reorganization	(600,523)	(6,459,715)	—	—
Distributions reinvested	—	—	58,931	495,022
Repurchased	(509,838)	(4,566,133)	(151,421)	(1,956,080)
Net increase (decrease)	(730,855)	($7,434,052)	664,844	$9,263,781

Class R3 shares

Sold	731,415	$6,994,890	656,831	$8,520,379
Distributions reinvested	30,785	354,642	106,168	890,751
Repurchased	(528,975)	(5,196,178)	(290,293)	(3,586,453)
Net increase	233,225	$2,153,354	472,706	$5,824,677

Class R4 shares

Sold	730,467	$7,382,293	657,926	$8,172,048
Distributions reinvested	29,805	343,352	116,723	978,136
Repurchased	(803,245)	(7,608,619)	(317,179)	(4,041,817)
Net increase (decrease)	(42,973)	$117,026	457,470	$5,108,367

Class R5 shares

Sold	716,169	$7,022,351	801,506	$10,388,224
Distributions reinvested	36,152	416,107	97,400	815,240
Repurchased	(366,045)	(3,662,895)	(268,487)	(3,358,985)
Net increase	386,276	$3,775,563	630,419	$7,844,479

Class 1 shares

Sold	58,541,779	$561,888,928	54,232,514	$683,569,067
Distributions reinvested	19,420,065	222,748,147	63,594,994	530,382,248
Repurchased	(31,392,850)	(310,161,132)	(25,571,393)	(293,727,258)
Net increase	46,568,994	$474,475,943	92,256,115	$920,224,057

Class 5 shares

Sold	1,407,676	$14,108,155	1,417,964	$18,489,407
Distributions reinvested	149,230	1,710,171	415,254	3,459,066
Repurchased	(329,293)	(3,020,346)	(194,490)	(1,991,368)
Net increase	1,227,613	$12,797,980	1,638,728	$19,957,105

Net increase	58,827,599	$607,855,954	108,187,626	$1,112,410,104

1 Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

Annual report | Lifestyle Portfolios	43

Lifestyle Balanced
	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	14,615,163	$154,720,951	14,097,578	$175,434,692
Issued in reorganization	636,297	7,077,123	—	—
Distributions reinvested	968,873	10,789,622	1,788,966	18,911,864
Repurchased	(8,793,428)	(88,170,645)	(8,403,769)	(99,552,864)
Net increase	7,426,905	$84,417,051	7,482,775	$94,793,692

Class B shares

Sold	1,341,474	$13,824,238	1,957,504	$25,018,368
Distributions reinvested	122,200	1,363,802	306,428	3,208,406
Repurchased	(1,022,705)	(10,042,054)	(1,386,630)	(16,322,210)
Net increase	440,969	$5,145,986	877,302	$11,904,564

Class C shares

Sold	9,973,381	$106,033,040	9,412,591	$118,620,388
Distributions reinvested	580,625	6,522,968	1,343,095	14,163,975
Repurchased	(5,633,636)	(55,304,113)	(6,482,589)	(76,526,911)
Net increase	4,920,370	$57,251,895	4,273,097	$56,257,452

Class R shares[1]

Sold	320,081	$3,136,327	318,502	$3,952,035
Issued in reorganization	(498,542)	(5,538,767)	—	—
Distributions reinvested	3,132	30,044	18,360	188,223
Repurchased	(136,833)	(1,351,052)	(77,083)	(850,789)
Net increase (decrease)	(312,162)	($3,723,448)	259,779	$3,289,469

Class R1 shares[1]

Sold	485,685	$4,980,858	97,623	$1,227,004
Issued in reorganization	499,598	5,538,767	—	—
Distributions reinvested	14,390	166,999	5,960	62,398
Repurchased	(234,211)	(2,371,706)	(36,320)	(474,781)
Net increase	765,462	$8,314,918	67,263	$814,621

Class R2 shares[1]

Sold	425,204	$4,225,280	696,478	$9,445,772
Issued in reorganization	(637,650)	(7,077,123)	—	—
Distributions reinvested	4,800	46,524	27,735	291,032
Repurchased	(180,650)	(1,699,784)	(411,225)	(5,338,974)
Net increase (decrease)	(388,296)	($4,505,103)	312,988	$4,397,830

Class R3 shares

Sold	1,194,998	$11,833,000	1,142,647	$14,335,321
Distributions reinvested	75,232	834,261	144,883	1,518,636
Repurchased	(859,207)	(8,707,827)	(763,981)	(9,450,491)
Net increase	411,023	$3,959,434	523,549	$6,403,466

Class R4 shares

Sold	1,310,661	$13,375,078	835,561	$10,121,104
Distributions reinvested	64,869	716,379	108,597	1,137,791
Repurchased	(883,577)	(8,836,631)	(595,297)	(6,830,272)
Net increase	491,953	$5,254,826	348,861	$4,428,623

Class R5 shares

Sold	1,166,195	$11,864,446	1,393,974	$17,843,961
Distributions reinvested	77,561	859,599	119,524	1,251,791
Repurchased	(586,927)	(5,929,081)	(529,292)	(6,407,996)
Net increase	656,829	$6,794,964	984,206	$12,687,756

Class 1 shares

Sold	60,845,624	$627,910,053	48,661,329	$615,621,597
Distributions reinvested	26,404,269	289,328,148	52,637,492	557,198,487
Repurchased	(42,500,742)	(419,118,196)	(37,631,381)	(420,930,918)
Net increase	44,749,151	$498,120,005	63,667,440	$751,889,166

Class 5 shares

Sold	826,551	$8,763,637	669,853	$8,712,970
Distributions reinvested	90,578	1,000,413	146,499	1,545,803
Repurchased	(173,919)	(1,684,477)	(175,318)	(2,051,989)
Net increase	743,210	$8,079,573	641,034	$8,206,784

Net increase	59,905,414	$669,110,101	79,438,294	$955,073,423

1 Effective at the close of business on August 21, 2009, Class R2 converted into Class A and Class R converted into Class R1.

44	Lifestyle Portfolios | Annual report

Lifestyle Moderate
	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	5,995,257	$64,253,345	5,672,001	$69,765,054
Issued in reorganization	226,147	2,539,140	—	—
Distributions reinvested	416,764	4,660,459	584,570	6,151,173
Repurchased	(3,245,431)	(33,789,958)	(2,859,758)	(33,515,461)
Net increase	3,392,737	$37,662,986	3,396,813	$42,400,766

Class B shares

Sold	544,886	$5,784,206	637,598	$7,811,614
Distributions reinvested	46,602	521,685	82,592	864,965
Repurchased	(342,500)	(3,509,077)	(438,058)	(5,030,618)
Net increase	248,988	$2,796,814	282,132	$3,645,961

Class C shares

Sold	4,505,216	$48,432,667	4,127,514	$50,157,183
Distributions reinvested	252,849	2,842,914	396,381	4,162,610
Repurchased	(2,068,697)	(21,116,835)	(2,400,019)	(27,894,688)
Net increase	2,689,368	$30,158,746	2,123,876	$26,425,105

Class R shares[1]

Sold	138,491	$1,324,777	113,480	$1,329,719
Issued in reorganization	(200,158)	(2,243,414)	—	—
Distributions reinvested	1,808	17,911	6,484	66,826
Repurchased	(50,359)	(489,228)	(47,099)	(524,531)
Net increase (decrease)	(110,218)	($1,389,954)	72,865	$872,014

Class R1 shares[1]

Sold	179,547	$1,948,712	130,901	$1,501,429
Issued in reorganization	200,011	2,243,414	—	—
Distributions reinvested	12,629	143,952	9,272	95,031
Repurchased	(66,118)	(698,631)	(35,063)	(409,432)
Net increase	326,069	$3,637,447	105,110	$1,187,028

Class R2 shares[1]

Sold	216,278	$2,249,595	40,893	$517,956
Issued in reorganization	(226,467)	(2,539,142)	—	—
Distributions reinvested	1,600	16,491	1,484	15,742
Repurchased	(12,561)	(129,603)	(30,189)	(379,370)
Net increase (decrease)	(21,150)	($402,659)	12,188	$154,328

Class R3 shares

Sold	310,906	$3,264,341	313,652	$3,903,252
Distributions reinvested	24,829	276,912	36,795	385,317
Repurchased	(175,560)	(1,850,673)	(112,215)	(1,279,728)
Net increase	160,175	$1,690,580	238,232	$3,008,841

Class R4 shares

Sold	209,323	$2,180,617	239,086	$2,906,733
Distributions reinvested	15,200	167,320	26,936	281,897
Repurchased	(229,299)	(2,361,820)	(171,358)	(2,025,026)
Net increase (decrease)	(4,776)	($13,883)	94,664	$1,163,604

Class R5 shares

Sold	256,618	$2,751,945	437,268	$5,409,496
Repurchased	(191,685)	(1,884,941)	(199,503)	(2,425,332)
Net increase	89,957	$1,145,223	278,622	$3,414,602

Class 1 shares

Sold	23,088,571	$249,217,878	19,082,650	$229,909,130
Distributions reinvested	9,273,776	102,551,217	14,718,836	155,752,001
Repurchased	(13,386,853)	(140,124,043)	(12,278,117)	(135,472,038)
Net increase	18,975,494	$211,645,052	21,523,369	$250,189,093

Class 5 shares

Sold	502,763	$5,335,211	431,643	$5,057,570
Distributions reinvested	47,407	528,000	51,224	532,271
Repurchased	(148,917)	(1,478,117)	(67,906)	(736,169)
Net increase	401,253	$4,385,094	414,961	$4,853,672

Net increase	26,147,897	$291,315,446	28,542,832	$337,315,014

1 Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

Annual report | Lifestyle Portfolios	45

Lifestyle Conservative
	Year ended 12-31-09		Year ended 12-31-08
	Shares	Amount	Shares	Amount
Class A shares[1]

Sold	6,745,652	$77,003,665	7,752,097	$97,402,429
Issued in reorganization	76,008	896,350	—	—
Distributions reinvested	407,282	4,762,263	550,174	6,044,078
Repurchased	(3,971,263)	(44,128,047)	(3,236,705)	(39,097,294)
Net increase	3,257,679	$38,534,231	5,065,566	$64,349,213

Class B shares

Sold	789,204	$8,849,628	845,899	$10,448,797
Distributions reinvested	54,066	632,538	74,409	811,968
Repurchased	(393,191)	(4,350,412)	(408,557)	(4,885,144)
Net increase	450,079	$5,131,754	511,751	$6,375,621

Class C shares

Sold	5,086,004	$57,843,594	6,434,786	$80,783,908
Distributions reinvested	256,632	3,012,711	367,258	4,061,940
Repurchased	(2,622,152)	(28,592,748)	(3,027,110)	(35,678,170)
Net increase	2,720,484	$32,263,557	3,774,934	$49,167,678

Class R shares[1]

Sold	173,331	$1,843,722	120,385	$1,443,218
Issued in reorganization	(247,090)	(2,913,364)	—	—
Distributions reinvested	2,164	23,127	4,744	50,771
Repurchased	(37,533)	(400,509)	(32,619)	(390,971)
Net increase (decrease)	(109,128)	($1,447,024)	92,510	$1,103,018

Class R1 shares[1]

Sold	166,059	$1,848,870	238,728	$2,781,809
Issued in reorganization	247,037	2,913,364	—	—
Distributions reinvested	15,382	182,066	11,398	120,927
Repurchased	(85,466)	(978,438)	(63,568)	(728,552)
Net increase	343,012	$3,965,862	186,558	$2,174,184

Class R2 shares[1]

Sold	44,671	$491,604	508,936	$6,715,907
Issued in reorganization	(75,962)	(896,350)	—	—
Distributions reinvested	972	10,451	25,708	282,256
Repurchased	(304,716)	(3,186,104)	(219,762)	(2,711,800)
Net increase (decrease)	(335,035)	($3,580,399)	314,882	$4,286,363

Class R3 shares

Sold	319,911	$3,492,606	881,883	$11,544,157
Distributions reinvested	28,539	331,079	42,837	477,386
Repurchased	(215,360)	(2,432,388)	(662,693)	(8,545,796)
Net increase	133,090	$1,391,297	262,027	$3,475,747

Class R4 shares

Sold	265,688	$2,989,366	258,614	$3,269,155
Distributions reinvested	12,930	150,377	25,296	281,017
Repurchased	(267,700)	(2,900,378)	(181,604)	(2,083,020)
Net increase	10,918	$239,365	102,306	$1,467,152

Class R5 shares

Sold	419,850	$4,646,869	428,178	$5,297,957
Distributions reinvested	30,386	353,949	27,098	291,483
Repurchased	(161,722)	(1,793,563)	(96,298)	(1,198,340)
Net increase	288,514	$3,207,255	358,978	$4,391,100

Class 1 shares

Sold	24,401,009	$274,926,863	25,218,456	$320,030,038
Distributions reinvested	7,651,342	88,744,297	10,887,014	120,461,450
Repurchased	(7,025,853)	(79,077,945)	(7,268,203)	(84,571,213)
Net increase	25,026,498	$284,593,215	28,837,267	$355,920,275

Net increase	31,786,111	$364,299,113	39,506,779	$492,710,351

1 Effective at the close of business on August 21, 2009, Class R converted into Class R1 and Class R2 converted into Class A.

46	Lifestyle Portfolios | Annual report

6. Purchases and sales of securities

The following summarizes the purchases and sales of securities for the year ended December 31, 2009:

Portfolio	Purchases	Sales

Lifestyle Aggressive Portfolio	$805,863,532	$619,317,156
Lifestyle Growth Portfolio	2,711,607,166	2,106,995,091
Lifestyle Balanced Portfolio	3,101,401,837	2,434,029,832
Lifestyle Moderate Portfolio	983,074,286	693,112,960
Lifestyle Conservative Portfolio	804,938,704	441,779,931

7. Investment in affiliated underlying funds
The Portfolios invest primarily in underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. For the period ended December 31, 2009, the following Portfolios held 5% or more of the underlying funds net assets:

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Aggressive
John Hancock Funds
Small Cap Intrinsic Value	16.89%
John Hancock Funds II
All Cap Core	16.08%
All Cap Value	13.07%
Alpha Opportunities	13.26%
Blue Chip Growth	8.73%
Capital Appreciation	10.75%
Emerging Markets Value	18.81%
Equity-Income	11.58%
Fundamental Value	10.79%
Index 500	8.29%
International Equity Index	12.94%
International Opportunities	20.02%
International Small Cap	19.30%
International Small Company	40.10%
International Value	14.38%
Large Cap	12.42%
Large Cap Value	11.82%
Mid Cap Index	17.79%
Mid Cap Stock	15.55%
Mid Cap Value Equity	23.11%
Mid Value	25.09%
Natural Resources	12.72%
Quantitative Value	15.56%
Small Cap Growth	33.63%
Small Cap Index	28.27%
Small Cap Opportunities	31.65%
Small Cap Value	46.58%
Small Company Growth	29.46%
Small Company Value	16.59%
Smaller Company Growth	23.03%
Technical Opportunities	9.68%
U.S. Multi-Sector	13.67%
Value	25.87%
Value & Restructuring	11.72%
Vista	26.06%
John Hancock Funds III
Disciplined Value	7.14%
International Core	15.19%
Rainier Growth	8.46%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Growth
John Hancock Funds
Small Cap Intrinsic Value	16.59%
John Hancock Funds II
Active Bond	7.58%
All Cap Core	47.34%
All Cap Value	35.95%
Alpha Opportunities	42.33%
Blue Chip Growth	25.72%
Capital Appreciation	30.26%
Emerging Markets Value	37.37%
Equity-Income	30.66%
Floating Rate Income	26.45%
Fundamental Value	35.00%
Global Bond	16.12%
Global High Yield	20.13%
Global Real Estate	33.31%
High Income	24.26%
High Yield	28.34%
Index 500	26.12%
International Equity Index	17.74%
International Opportunities	33.65%
International Small Cap	18.89%
International Small Company	39.23%
International Value	24.12%
Large Cap	36.62%
Large Cap Value	31.38%
Mid Cap Index	62.02%
Mid Cap Stock	21.38%
Mid Cap Value Equity	40.85%
Mid Value	29.58%
Multi-Sector Bond	24.04%
Natural Resources	26.23%
Optimized Value	39.65%
Real Estate Equity	28.68%
Real Return Bond	37.14%
Small Cap Growth	26.16%
Small Cap Index	20.83%
Small Cap Opportunities	23.31%
Small Cap Value	32.94%
Small Company Growth	22.92%
Small Company Value	12.22%
Smaller Company Growth	17.92%
Spectrum Income	14.45%
Strategic Income	22.99%
Technical Opportunities	28.54%
Total Return	19.63%
U.S. High Yield Bond	22.31%
U.S. Multi-Sector	43.08%
Value	41.93%
Value & Restructuring	31.11%
Vista	38.40%
John Hancock Funds III
Disciplined Value	21.08%
International Core	25.47%
Rainier Growth	21.36%

Annual report | Lifestyle Portfolios	47

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Balanced
John Hancock Funds II
Active Bond	44.12%
All Cap Core	36.55%
All Cap Value	27.22%
Alpha Opportunities	28.24%
Blue Chip Growth	22.30%
Capital Appreciation	23.74%
Core Bond	44.50%
Emerging Markets Value	25.72%
Equity-Income	24.65%
Floating Rate Income	30.56%
Fundamental Value	26.06%
Global Bond	33.21%
Global High Yield	39.05%
Global Real Estate	38.20%
High Income	45.61%
High Yield	41.12%
Index 500	20.14%
International Opportunities	22.19%
International Value	15.95%
Large Cap	35.29%
Large Cap Value	26.91%
Mid Cap Stock	11.77%
Mid Cap Value Equity	18.37%
Mid Value	19.95%
Multi-Sector Bond	36.28%
Natural Resources	27.69%
Optimized Value	29.43%
Real Estate Equity	41.88%
Real Return Bond	32.28%
Small Cap Growth	19.10%
Small Company Growth	33.47%
Small Company Value	30.85%
Smaller Company Growth	39.24%
Spectrum Income	41.94%
Strategic Bond	41.03%
Strategic Income	36.45%
Technical Opportunities	27.50%
Total Bond Market	12.82%
Total Return	28.55%
U.S. High Yield Bond	45.88%
U.S. Multi-Sector	33.60%
Value	18.37%
Value & Restructuring	26.65%
Vista	18.50%
John Hancock Funds III
Disciplined Value	17.22%
International Core	16.81%
Rainier Growth	16.47%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Moderate
John Hancock Funds II
Active Bond	21.83%
Blue Chip Growth	7.37%
Core Bond	27.25%
Equity-Income	7.39%
Floating Rate Income	10.34%
Fundamental Value	6.84%
Global Bond	16.83%
Global High Yield	11.59%
Global Real Estate	13.85%
High Income	20.81%
High Yield	9.22%
International Opportunities	8.09%
International Value	5.80%
Investment Quality Bond	30.56%
Mid Value	10.18%
Multi-Sector Bond	15.87%
Real Estate Equity	12.46%
Real Return Bond	10.38%
Smaller Company Growth	7.79%
Spectrum Income	19.29%
Strategic Bond	23.30%
Strategic Income	15.69%
Total Bond Market	24.13%
Total Return	10.60%
U.S. High Yield Bond	12.52%
U.S. Multi-Sector	7.26%
Value & Restructuring	7.93%
John Hancock Funds III
Global Shareholder Yield	29.03%
International Core	5.52%

Percent of Underlying
Portfolio Affiliate Class NAV	Funds’ Net Assets

Lifestyle Conservative
John Hancock Funds II
Active Bond	20.82%
Core Bond	25.47%
Equity-Income	5.22%
Floating Rate Income	9.25%
Global Bond	19.67%
Global High Yield	16.59%
Global Real Estate	5.69%
High Income	8.42%
High Yield	5.84%
Investment Quality Bond	34.68%
Multi-Sector Bond	17.14%
Real Estate Equity	7.42%
Real Return Bond	7.08%
Short Term Government Income	100.00%
Spectrum Income	18.71%
Strategic Bond	18.78%
Strategic Income	16.83%
Total Bond Market	38.32%
Total Return	10.67%
U.S. Government Securities	69.60%
U.S. High Yield Bond	5.87%
Value & Restructuring	6.89%
John Hancock Funds III
Global Shareholder Yield	24.02%

48	Lifestyle Portfolios | Annual report

Auditors report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of securities owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Funds II (the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009, by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Annual report | Lifestyle Portfolios	49

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2009.

The Portfolios hereby designate the maximum allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the Portfolio’s fiscal 2009 ordinary income dividends that qualifies for the dividend received deduction is set forth below:

Dividend Received
Portfolio	Deduction

Lifestyle Aggressive	42.76%
Lifestyle Growth	19.91%
Lifestyle Balanced	11.91%
Lifestyle Moderate	7.87%
Lifestyle Conservative	5.41%

Shareholders were mailed a 2009 Form 1099-DIV in January 2010. This reflected the total of all distributions that are taxable for the calendar year 2009.

50	Lifestyle Portfolios | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

		Number of
Name, Year of Birth		John Hancock
Position(s) held with Fund	Trustee of	funds overseen
Principal occupation(s) and other directorships during past 5 years	Fund since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2005	209

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since
1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2005	209

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public
Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004)
and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Trust
(since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief
Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization
(since 2003); President, Westport Resources Management (2006–2008); Partner/Operating
Head & Senior Managing Director, Putnam Investments (2000–2003); Executive Vice
President, Thomson Corp. (1997–2000) (financial information publishing).

Hassell H. McClellan, Born: 1945	2008	209

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management,
Boston College. Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock
Funds III (2005–2006) and Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2008	209

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (finan-
cial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since
2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006). Director of the following publicly traded companies: Stifel
Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut
River Bancorp, Director (since 1998); Virtus Investment Management (since 2009); and
Emerson Investment Management (since 2000). Trustee of John Hancock Trust (since 2004)
and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts,[2] Born: 1944	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of
Governors Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG
(1987–2004).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2 Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Annual report | Lifestyle Portfolios	51

Non-Independent Trustees[1,2]

		Number of
Name, Year of Birth		John Hancock
Position(s) held with Fund	Trustee of	funds overseen
Principal occupation(s) and other directorships during past 5 years	Fund since[1,2]	by Trustee

James R. Boyle,[3] Born: 1959	2008	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director,
John Hancock Advisers, LLC, John Hancock Funds, LLC and The Berkeley Financial Group,
LLC (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006).

Grace K. Fey,[4,5] Born: 1946	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief
Executive Officer, Grace Fey Advisors (since 2007); Director, Fiduciary Trust (since 2009);
Director & Executive Vice President, Frontier Capital Management Company (1988–2007).

1 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4 Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

5 Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2008); Secretary, John Hancock Funds, LLC and the Berkeley
Financial Group, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual
Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary
and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

52	Lifestyle Portfolios | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of Fund
Principal occupation(s) and other directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (since 2005); Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2007); Vice President and Chief Compliance Officer,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (until 2007); Vice
President and Chief Compliance Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant
Treasurer, Fidelity Group of Funds (until 2005).

Michael J. Leary, Born: 1965	2008

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant
Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and
Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director,
Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The Berkeley Financial
Group, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since
2007); Chief Operating Officer, John Hancock Trust (since 2005); Chief Operating Officer, John Hancock
Funds and John Hancock Funds III (2007–2009); Director, John Hancock Signature Services, Inc. (since
2005); Chief Financial Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, MFC Global
Investment Management (U.S.), John Hancock Investment Management Services, LLC, John Hancock
Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock
Trust (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Lifestyle Portfolios	53

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management Services,LLC
James R. Boyle†
Grace K. Fey†	Investment Subadviser
Charles L. Bardelis*	MFC Global Investment Management
Peter S. Burgess*	(U.S.A.), Limited
Theron S. Hoffman
Hassell H. McClellan	Principal distributor
Steven M. Roberts*	John Hancock Funds, LLC
*Member of the Audit Committee
†Non-Independent Trustee	Custodian
State Street Bank and Trust Company
Officers
Hugh McHaffie	Transfer agent
President	John Hancock Signature Services, Inc.

Thomas M. Kinzler	Legal counsel
Secretary and Chief Legal Officer	K&L Gates LLP

Francis V. Knox, Jr.	Independent registered
Chief Compliance Officer	public accounting firm
PricewaterhouseCoopers LLP
Charles A. Rizzo
Chief Financial Officer

Michael J. Leary	The report is certified under the Sarbanes-Oxley Act, which
Treasurer	requires mutual funds and other public companies to affirm
that, to the best of their knowledge, the information in
John G. Vrysen	their financial reports is fairly and accurately stated in all
Chief Operating Officer	materialrespects.

The Portfolio’s proxy voting policies and procedures, as well as the Portfolio’s proxy voting record, if any, for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Portfolio’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on FormN-Q. The Portfolio’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 toreceive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

54	Lifestyle Portfolios | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Lifestyle Portfolios.
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	LS00A 12/09
2/10

MUTUAL FUNDS

John Hancock

Retirement Distribution Portfolio

Annual Report

12.31.09

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.A.) Limited

The calendar year of 2009 was a study in contrasts. From January 1 through March 9, most asset classes performed extremely poorly, as investors retreated from risk and sought safety in U.S. Treasury securities. However, March 9 marked the beginning of a huge rally in stocks, high-yield bonds and other investments that had been battered by the credit crisis and a severe, long-lasting recession. By the end of the year, this rally had lifted the S&P 500 Index by 68% from its March lows and the index returned 26.46% for the 12 months ended December 31, 2009. During the one-year review period, the Barclays Capital U.S. Aggregate Bond Index returned 5.93% and the blended benchmark, 50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index, returned 16.34%. The Fund’s targeted, but non-guaranteed, annual distribution rate was $0.60 per share. At the end of the first quarter, a distribution of $0.147 per share was made. At the end of the second, third and fourth quarters a distribution of $0.150 per share was made. These distributions consisted of income and capital gains and included a partial return of capital.

During the past year, John Hancock Retirement Distribution Portfolio’s Class A shares returned 25.35%, at net asset value. The Fund added value through both asset allocation and the performance of its individual managers, especially on the fixed-income side. Asset allocation decisions that added meaningfully to our results included exposure to the strongly performing asset class of high-yield bonds, overweighting stocks earlier in the year and a stake in emerging-market equities. Funds that contributed to performance included Active Bond Fund (MFC Global (U.S.)/Declaration), which was helped by overweighting a variety of securities with lower credit-quality ratings and by underweighting Treasuries. Global Bond Fund and Total Return Fund were two PIMCO-managed bond funds that aided performance. On the stock side, International Small Company Fund (DFA) benefited from its exposure to Asian banks and from security selection in the consumer discretionary sector. Conversely, performance was dampened a bit by U.S. High Yield Bond Fund (Wells Capital). Despite its double-digit positive absolute return, its emphasis on higher-quality high-yield securities held back its gains. Global Real Estate Fund (Deutsche) was hampered by its relatively conservative positioning and by its currency hedging amid a weakening U.S. dollar.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund is registered as a non-diversified fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, some of the underlying funds themselves may be non-diversified.

6	Retirement Distribution Portfolio | Annual report

A look at performance

For the period ended December 31, 2009

	Average annual returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

A	19.08	—	—	–4.45	19.08	—	—	–8.70

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Fund invests. The net expenses for Class A are 1.41%. Had the fee waivers and expense limitations not been in place, the gross expenses for Class A would be 2.52%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 From January 2, 2008.

Annual report | Retirement Distribution Portfolio	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Distribution Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in three separate indexes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 50% Standard & Poor’s 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or expenses and commissions that would have been incurred if an investor purchased or sold the securities represented in the index, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

8	Retirement Distribution Portfolio | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2009 with the same investment held until December 31, 2009.

	Account value	Ending value	Expenses paid during
	on 7-1-09	on 12-31-09	period ended 12-31-09[1,2]

Class A	$1,000.00	$1,156.70	$3.70

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Retirement Distribution Portfolio	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2009, with the same investment held until December 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 7-1-09	on 12-31-09	period ended 12-31-09[1,2]

Class A	$1,000.00	$1,021.80	$3.47

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.68% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.53%–1.09%.

10	Retirement Distribution Portfolio | Annual report

Portfolio summary

Asset Allocation[1]

Unaffiliated Investment Cos.	36%	Fixed Income – Affiliated	40%

Equities – Affiliated	21%	Intermediate Bond	26%

U.S. Mid Cap	8%	High-Yield Bond	9%

U.S. Large Cap	4%	Global Bond	5%

International Large Cap	3%	Short-Term Securities	3%

International Small Cap	2%

Real Estate	2%

Emerging Markets	1%

Natural Resources	1%

1 As a percentage of net assets on December 31, 2009.

Annual report | Retirement Distribution Portfolio	11

Fund’s investments

As of 12-31-09

Issuer	Shares	Value

Investment Companies 97.09%		$5,066,205

(Cost $5,396,518)

Unaffiliated Investment Companies 35.57%		1,855,999

iShares Barclays Aggregate Bond Fund	1,600	165,104

iShares iBoxx Investment Grade Corporate Bond Fund	4,400	458,260

SPDR Barclays Capital High Yield Bond ETF	8,900	346,121

WisdomTree DEFA Equity Income Fund	8,300	361,050

WisdomTree Equity Income Fund	15,200	525,464

John Hancock Funds II (g) 60.52%		3,158,082

Active Bond (MFC Global U.S./Declaration) (f)	26,831	256,502

Capital Appreciation (Jennison)	7,772	78,499

Core Bond (Wells Capital)	20,357	263,007

Emerging Markets Value (DFA)	4,932	52,477

Equity-Income (T. Rowe Price)	4,124	51,591

Fundamental Value (Davis)	3,873	52,251

Global Bond (PIMCO)	21,890	254,800

Global Real Estate (Deutsche)	14,331	94,300

High Income (MFC Global U.S.) (f)	14,154	104,459

High Yield (WAMCO)	21,347	181,020

International Opportunities (Marsico)	4,128	52,345

International Small Company (DFA)	14,507	104,304

International Value (Templeton)	3,818	52,194

Mid Cap Stock (Wellington)	10,966	155,832

Mid Value (T. Rowe Price)	11,410	155,634

Natural Resources (Wellington)	1,262	26,130

Total Bond Market (Declaration) (f)	38,729	393,490

Total Return (PIMCO)	35,694	492,930

U.S. High Yield Bond (Wells Capital)	14,757	180,772

Value & Restructuring (Columbia)	5,285	51,952

Value (Van Kampen)	12,032	103,593

John Hancock Funds III (g) 1.00%		52,124

International Core (GMO)	1,926	52,124

See notes to financial statements

12	Retirement Distribution Portfolio | Annual report

	Principal
	amount	Value
Short-Term Investments 2.87%		$149,998

(Cost $149,998)
Federal Home Loan Bank Discount Notes 0.01% due 02/19/2010*	$150,000	149,998

Total investments (Cost $5,546,516) † 99.96%		$5,216,203

Other assets and liabilities, net 0.04%		$2,006

Total net assets 100.00%		$5,218,209

Percentages are stated as a percent of net assets.

(f) The subadviser is an affiliate of the adviser and the Fund.

(g) The underlying fund’s subadviser is shown parenthetically.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At December 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $5,560,831. Net unrealized depreciation aggregated $344,628, of which $110,423 related to appreciated investment securities and $455,051 related to depreciated investment securities.

Underlying Funds’ Investment Managers
Columbia Management Advisors, LLC	(Columbia)
Davis Advisors	(Davis)
Declaration Management/John Hancock Advisors	(Declaration)
Deutsche Asset Management	(Deutsche)
Dimensional Fund Advisors, LLC	(DFA)
Grantham, Mayo, Van Otterloo & Co.	(GMO)
Jennison Associates, LLC	(Jennison)
Marsico Capital Management, LLC	(Marsico)
MFC Global Investment Management (U.S.), LLC	(MFC Global U.S.)
Pacific Investment Management Company	(PIMCO)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Van Kampen	(Van Kampen)
Western Asset Management Company	(WAMCO)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)

See notes to financial statements

Annual report | Retirement Distribution Portfolio	13

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $2,140,014)	$2,005,997
Investments in affiliated funds, at value (Cost $3,406,502) (Note 7)	3,210,206

Total investments, at value (Cost $5,546,516)	5,216,203
Cash	699
Receivable for investments sold	708
Dividends receivable	5,617
Receivable from affiliates	140
Receivable due from adviser	481
Other receivables and prepaid assets	5,538

Total assets	5,229,386

Liabilities

Payable for fund shares repurchased	637
Distributions payable	71
Payable to affiliates
Accounting and legal services fees	66
Other liabilities and accrued expenses	10,403

Total liabilities	11,177

Net assets

Capital paid-in	$5,734,983
Accumulated net realized loss on investments	(186,461)
Net unrealized depreciation on investments	(330,313)

Net assets	$5,218,209

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($5,218,209 ÷ 467,711 shares)	$11.16

Maximum offering price per share

Class A (11.16 ÷ 95%)[1]	$11.75

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

14	Retirement Distribution Portfolio | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$136,112
Dividends	67,168
Interest	87

Total investment income	203,367

Expenses

Investment management fees (Note 4)	9,015
Distribution and service fees (Note 4)	13,326
Accounting and legal services fees (Note 4)	699
Transfer agent fees (Note 4)	1,261
Trustees’ fees (Note 4)	1,233
State registration fees	13,931
Printing and postage fees	494
Professional fees	33,157
Custodian fees	11,580
Registration and filing fees	20,783
Other	25

Total expenses	105,504
Less expense reductions (Note 4)	(76,944)

Net expenses	28,560

Net investment income	174,807

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	21,004
Investments in affiliated underlying funds	(192,240)
Capital gain distributions received from affiliated underlying funds	17,480
(153,756)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	236,451
Investments in affiliated underlying funds	813,378
1,049,829
Net realized and unrealized gain	896,073
Increase in net assets from operations	$1,070,880

See notes to financial statements

Annual report | Retirement Distribution Portfolio	15

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets shows how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	12-31-09	12-31-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$174,807	$177,310
Net realized gain (loss)	(153,756)	29,106
Change in net unrealized appreciation (depreciation)	1,049,829	(1,380,142)

Increase (decrease) in net assets resulting from operations	1,070,880	(1,173,726)

Distributions to shareholders
From net investment income	(174,807)	(225,220)
From net realized gain	(17,462)	—
From tax return of capital	(71,788)	(64,700)

Total distributions	(264,057)	(289,920)

From Fund share transactions (Note 5)	585,112	5,289,920

Total increase	1,391,935	3,826,274

Net assets

Beginning of period	3,826,274	—

End of period	$5,218,209	$3,826,274

Undistributed net investment income	—	—

1 Period from 1-2-08 (inception date) to 12-31-08.

See notes to financial statements

16	Retirement Distribution Portfolio | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	12-31-09	12-31-08[1]

Per share operating performance

Net asset value, beginning of period	$9.44	$13.18
Net investment income[2]	0.39	0.46
Net realized and unrealized gain (loss) on investments	1.93	(3.45)
Total from investment operations	2.32	(2.99)
Less distributions
From net investment income	(0.40)	(0.58)
From net realized gain	(0.04)	—
From tax return of capital	(0.16)	(0.17)
Total distributions	(0.60)	(0.75)
Net asset value, end of period	$11.16	$9.44
Total return (%)[3,4]	25.35	(23.47)

Ratios and supplemental data

Net assets, end of period (in millions)	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	2.38	1.71
Expenses net of fee waivers[5]	0.64	0.60
Net investment income	3.94	3.97
Portfolio turnover (%)	38	16

1 The inception date for Class A shares is 1-2-08.

2 Based on the average daily shares outstanding.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Assumes dividend reinvestment (as applicable).

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.53%–1.09% and 0.61%–1.13%, for the periods ended 12-31-09 and 12-31-08, respectively.

See notes to financial statements

Annual report | Retirement Distribution Portfolio	17

Notes to financial statements

Note 1
Organization of the Trust
John Hancock Retirement Distribution Portfolio (the Fund) is a series of John Hancock Funds II (the Trust). The Trust is an open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Funds, each with a stated investment objective that it pursues through separate investment policies. The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective the Fund seeks capital appreciation. The Trust currently offers eighty-seven separate investment funds. The Fund is registered as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Fund operates as a “fund of funds,” investing in Class NAV shares of underlying Funds of the Trust and in other permitted security investments. John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The accounting policies of the underlying Funds of the Trust are outlined in the underlying Funds’ shareholder reports, available without charge by calling 1-800-344-1029, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

The Board of Trustees has authorized the issuance of Class A shares of the Fund. Class A shares are open to all retail investors. At December 31, 2009, the Adviser and affiliates owned 91.93% of the shares of the Fund.

Note 2
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Securities valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Investments by the Fund in underlying affiliated funds and investment companies are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Fund and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Certain short-term debt instruments are valued at amortized cost.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange-traded prices in active markets for identical securities. In addition, investments in the underlying Funds,

18	Retirement Distribution Portfolio | Annual report

which are valued at their closing NAV, are included in this Level.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the Fund’s investments are classified as Level 1, except for short-term investments which are Level 2.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income and distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts/premiums are accreted/ amortized for financial reporting purposes. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to a Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien and security interest in any Fund property that is not segregated, to the extent of any overdraft.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $172,146 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward expires as follows: December 31, 2017 — $172,146.

As of December 31, 2009, the Fund has no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Annual report | Retirement Distribution Portfolio	19

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gain distributions, if any, annually. If the Fund has not met its distribution goal from net income and capital gains, then the distributions may consist of a return of capital. During the year ended December 31, 2009, tax character of distributions paid was $192,269 from net investment income and $71,788 from tax return of capital. During the year ended December 31, 2008, tax character of distributions paid was $225,220 from net investment income and $64,700 from tax return of capital.

As of December 31, 2009, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. For the year ended December 31, 2009, there were no permanent book-tax differences.

Note 3
Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 4
Investment advisory and
other agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund. The Fund and the Adviser have a subadvisory agreement with MFC Global Investment Management (U.S.A.), LLC, a wholly-owned subsidiary of MFC. The Fund is not responsible for payment of subadvisory fees.

The Fund pays the adviser a management fee for its services to the fund. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Affiliated Fund Assets); and (b) a fee on net assets invested in investments other than a fund of JHF II or JHF III (Other Assets). The fee on assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.060% of the first $500 million of aggregate net assets and (b) 0.050% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.510% of the first $500 million of aggregate net assets and (b) 0.500% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Fund. The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.20% of the Fund’s average daily net asset value.

Expense reimbursements

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.09% of the Fund’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state

20	Retirement Distribution Portfolio | Annual report

registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. Accordingly, the expense reductions amounted to $76,944 for the year ended December 31, 2009. These expense reimbursements shall continue in effect until April 30, 2010 and thereafter until terminated by the Adviser.

Expense recapture

The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Fund is below its expense limitation during this period. For the year ended December 31, 2009, the Fund did not recapture any expenses. $76,944 of waived or reimbursed expenses are subject to potential recovery and expire in 2012.

Accounting and legal services fees

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted a Distribution Plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily payments to the Distributor at an annual rate not to exceed 0.30% of the average daily net assets of Class A shares. A maximum of 0.25% of average daily net assets may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Sales charges

Class A shares are assessed up-front sales charges. During the year ended December 31, 2009, the Distributor received net up-front sales charges of $1,263. Of this amount, $213 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $1,050 was paid as sales commissions to unrelated broker-dealers.

Transfer agent fees

The Fund has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (Transfer Agent), an indirect subsidiary of MFC. For Class A shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the class’s average daily net assets, and reimbursement for certain out-of-pocket expenses. In addition, the Fund pays a monthly fee which is based on an annual rate of $17.50 for each Class A shareholder account.

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Retirement Distribution Portfolio	21

Note 5
Fund share transactions
This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended December 31, 2009 and the period ended December 31, 2008, along with the corresponding dollar value.

	Year ended 12-31-09		Period ended 12-31-08[1]

	Shares	Amount	Shares	Amount
Class A shares

Sold	57,815	$557,996	379,485	$5,000,000
Distributions reinvested	25,434	258,488	26,051	289,920
Repurchased	(21,074)	(231,372)	—	—
Net increase	62,175	$585,112	405,536	$5,289,920

1Period from 1-2-08 (inception date) to 12-31-08.

Note 6
Purchases and sales of securities
Purchases and sales of the securities during the year ended December 31, 2009, aggregated $2,189,408 and $1,593,404, respectively.

Note 7
Investment in affiliated
underlying funds
The Fund invests primarily in underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investments may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2009, the Fund did not hold a significant position in any of the underlying funds.

22	Retirement Distribution Portfolio | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholder of
John Hancock Retirement Distribution Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Retirement Distribution Portfolio (the “Fund”), a portfolio of John Hancock Funds II, at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Annual report | Retirement Distribution Portfolio	23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended December 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2009, 9.68% of the dividends qualifies for the corporate dividends-received deduction.

The Fund herby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Shareholders were mailed a 2009 1099-DIV in January 2010. This reflected the total of all distributions that are taxable for calendar year 2009.

24	Retirement Distribution Portfolio | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2008	209

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2008	209

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner,
Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation
(since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III
(2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive
Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President,
Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial information publishing).

Hassell H. McClellan, Born: 1945	2008	209

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2008	209

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (financial con-
sulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial
Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998); Virtus Investment
Management (since 2009); and Emerson Investment Management (since 2000). Trustee of John Hancock
Trust (since 2004) and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts,[2] Born: 1944	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors
Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG (1987–2004).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2 Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Annual report | Retirement Distribution Portfolio	25

Non-Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[3] Born: 1959	2008	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock
Advisers, LLC, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (holding company) (since
2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006).

Grace K. Fey,[4,5] Born: 1946	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer,
Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management
Company (1988–2007); Director, Fiduciary Trust (since 2009).

1 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4 Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

5 Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions);
Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC (since 2008); Secretary, John Hancock Funds,
LLC and the Berkeley Financial Group, LLC (since 2007); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

26	Retirement Distribution Portfolio | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Chief Compliance Officer, John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (until
2007); Vice President and Chief Compliance Officer, MFC Global (U.S.) (2005–2008); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2005).

Michael J. Leary, Born: 1965	2008

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant
Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund
Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director,
Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The Berkeley
Financial Group, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds,
LLC (since 2007); Chief Operating Officer, JHT (since 2005); Chief Operating Officer, John Hancock
Funds and John Hancock Funds III (2007–2009); Director, John Hancock Signature Services, Inc.
(since 2005); Chief Financial Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC,
MFC Global Investment Management (U.S.), John Hancock Investment Management Services, LLC,
John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Retirement Distribution Portfolio	27

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey†
Charles L. Bardelis*	Subadviser
Peter S. Burgess*	MFC Global Investment Management
Theron S. Hoffman	(U.S.A.), Limited
Hassell H. McClellan
Steven M. Roberts*	Principal distributor
*Member of the Audit Committee	John Hancock Funds, LLC
†Non-Independent Trustee
Custodian
Officers	State Street Bank and Trust Company
Hugh McHaffie
President	Transfer agent
John Hancock Signature Services, Inc.
Thomas M. Kinzler
Secretary and Chief Legal Officer	Legal counsel
K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
public accounting firm
Michael J. Leary	PricewaterhouseCoopers LLP
Treasurer

Charles A. Rizzo	The report is certified under the Sarbanes-Oxley
Chief Financial Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
John G. Vrysen	knowledge, the information in their financial reports
Chief Operating Officer	is fairly and accurately stated in all material respects.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

28	Retirement Distribution Portfolio | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available:electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Retirement Distribution Portfolio.	3300A 12/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	2/10

John Hancock

MUTUAL FUNDS

John Hancock

Retirement Rising Distribution Portfolio

Annual Report

12.31.09

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.A.), Limited

The calendar year of 2009 was a study in contrasts. From January 1 through March 9, most asset classes performed extremely poorly, as investors retreated from risk and sought safety in U.S. Treasury securities. However, March 9 marked the beginning of a huge rally in stocks, high-yield bonds and other investments that had been battered by the credit crisis and a severe and long-lasting recession. By the end of the year, this rally had lifted the S&P 500 Index by 68% from its March lows and the index returned 26.46% for the 12 months ended December 31, 2009. During the one-year review period, the Barclays Capital U.S. Aggregate Bond Index returned 5.93% and the blended benchmark, 50% S&P 500 Index/50% Barclays Capital U.S. Aggregate Bond Index, returned 16.34%. The Portfolio’s targeted, but non-guaranteed, annual distribution rate was $0.40 per share. Actual distributions were about in line with that target, with $0.1022 per share distributed at the end of each quarter of 2009.

During the past year, John Hancock Retirement Rising Distribution Portfolio’s Class A shares returned 26.35%, at net asset value. The Fund added value through both asset allocation and the performance of its individual managers, especially on the fixed-income side. Asset allocation decisions that added meaningfully to our results included exposure to the strongly performing asset class of high-yield bonds, overweighting stocks earlier in the year and a stake in emerging-market equities. Funds that contributed to performance included Active Bond Fund (MFC Global (U.S.)/Declaration), which was helped by overweighting a variety of securities with lower credit-quality ratings and by underweighting Treasuries. Global Bond Fund and Total Return Fund were two PIMCO-managed bond funds that aided performance. On the stock side, International Small Company Fund (DFA) benefited from its exposure to Asian banks and from security selection in the consumer discretionary sector. Conversely, performance was dampened a bit by U.S. High Yield Bond Fund (Wells Capital), whose emphasis on higher-quality high-yield securities held back its gains. Global Real Estate Fund (Deutsche) produced double-digit returns on an absolute basis, but was hampered by its relatively conservative positioning and by its currency hedging amid a weakening U.S. dollar.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund is registered as a non-diversified fund, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, some of the underlying funds themselves may be non-diversified.

6	Retirement Rising Distribution Portfolio | Annual report

A look at performance

For the period ended December 31, 2009

	Average annual returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
Class	1-year	5-year	10-year	inception[1]	1-year	5-year	10-year	inception[1]

A	20.04	—	—	–3.94	20.04	—	—	–7.72

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 5%.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual until April 30, 2010. The following expense ratios include expenses of the underlying affiliated funds in which the Fund invests. The net expenses for Class A are 1.32%. Had the fee waivers and expense limitations not been in place, the gross expenses for Class A would be 2.40%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 From January 2, 2008.

Annual report | Retirement Rising Distribution Portfolio	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Rising Distribution Portfolio Class A shares for the period indicated. For comparison, we’ve shown the same investment in three separate Indexes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Barclays Capital U.S. Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Standard & Poor’s 500/Barclays Capital U.S. Aggregate Bond Index Blend — Index 3 — is comprised of 50% Standard & Poor’s 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or expenses and commissions that would have been incurred if an investor purchased or sold the securities represented in the index, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

8	Retirement Rising Distribution Portfolio | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2009 with the same investment held until December 31, 2009.

	Account value	Ending value	Expenses paid during
	on 7-1-09	on 12-31-09	period ended 12-31-09[1,2]

Class A	$1,000.00	$1,158.20	$4.13

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2009, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Retirement Rising Distribution Portfolio	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2009, with the same investment held until December 31, 2009. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 7-1-09	on 12-31-09	period ended 12-31-09[1,2]

Class A	$1,000.00	$1,021.40	$3.87

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.53%–1.18%.

10	Retirement Rising Distribution Portfolio | Annual report

Portfolio summary

Asset allocation[1]

Unaffiliated Investment Cos.	35%	Fixed income – Affiliated	42%

Equities – Affiliated	23%	Intermediate Bond	21%

U.S. Mid Cap	13%	High-Yield Bond	9%

Real Estate	2%	U.S. Government & Agency Securities	8%

International Large Cap	2%	Global Bond	4%

International Small Cap	2%

U.S. Large Cap	2%

Emerging Markets	1%

Natural Resources	1%

1 As a percentage of net assets on December 31, 2009.

Annual report | Retirement Rising Distribution Portfolio	11

Fund’s investments

As of 12-31-09

Issuer	Shares	Value

Investment companies 98.34%		$4,823,804

(Cost $5,192,010)

Unaffiliated Investment Companies 34.43%		1,688,737

iShares Barclays Aggregate Bond Fund	1,200	123,828

iShares iBoxx Investment Grade Corporate Bond Fund	3,300	343,695

PowerShares DB Commodity Index Tracking Fund	6,400	157,568

SPDR Barclays Capital High Yield Bond ETF	8,400	326,676

WisdomTree DEFA Equity Income Fund	8,200	356,700

WisdomTree Equity Income Fund	11,000	380,270

John Hancock Funds II (g) 63.91%		3,135,067

Active Bond (MFC Global U.S./Declaration) (f)	21,703	207,483

Core Bond (Wells Capital)	22,831	294,976

Emerging Markets Value (DFA)	5,171	55,018

Equity-Income (T. Rowe Price)	3,998	50,017

Fundamental Value (Davis)	1,958	26,413

Global Bond (PIMCO)	15,335	178,504

Global Real Estate (Deutsche)	16,686	109,793

High Income (MFC Global U.S.) (f)	15,305	112,953

High Yield (WAMCO)	16,090	136,445

International Opportunities (Marsico)	4,158	52,724

International Small Cap (Franklin Templeton)	4,124	54,558

International Small Company (DFA)	7,057	50,742

International Value (Templeton)	3,876	52,982

Mid Cap Stock (Wellington)	17,189	244,251

Mid Value (T. Rowe Price)	18,273	249,248

Natural Resources (Wellington)	1,309	27,099

Real Return Bond (PIMCO)	33,809	413,827

Total Bond Market (Declaration) (f)	18,490	187,862

Total Return (PIMCO)	24,720	341,386

U.S. High Yield Bond (Wells Capital)	14,602	178,876

Value (Van Kampen)	12,765	109,910

Total investments (Cost $5,192,010)† 98.34%		$4,823,804

Other assets and liabilities, net 1.66%		$81,589

Total net assets 100.00%		$4,905,393

See notes to financial statements

12	Retirement Rising Distribution Portfolio | Annual report

Notes to Schedule of Investments

Percentages are stated as a percent of net assets.

(f) The subadviser is an affiliate of the adviser and the Fund.

(g) The underlying fund’s subadviser is shown parenthetically.

† At December 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $5,158,504. Net unrealized depreciation aggregated $334,700, of which $176,960 related to appreciated investment securities and $511,660 related to depreciated investment securities.

Underlying Funds’ Investment Managers
Davis Advisors	(Davis)
Declaration Management/John Hancock Advisors	(Declaration)
Deutsche Asset Management	(Deutsche)
Dimensional Fund Advisors, LLC	(DFA)
Franklin Templeton Investment Corp.	(Franklin Templeton)
Marsico Capital Management, LLC	(Marsico)
MFC Global Investment Management (U.S.), LLC	(MFC Global U.S.)
Pacific Investment Management Company	(PIMCO)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Van Kampen	(Van Kampen)
Western Asset Management Company	(WAMCO)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Inc.	(Wells Capital)

See notes to financial statements

Annual report | Retirement Rising Distribution Portfolio	13

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,902,199)	$1,688,737
Investments in affiliated funds, at value (Cost $3,289,811) (Note 7)	3,135,067

Total investments, at value (Cost $5,192,010)	4,823,804
Cash	81,605
Dividends receivable	4,837
Receivable from affiliates	128
Receivable due from adviser	519
Other receivables and prepaid assets	5,538

Total assets	4,916,431

Liabilities

Payable to affiliates
Accounting and legal services fees	62
Other liabilities and accrued expenses	10,976

Total liabilities	11,038

Net assets

Capital paid-in	$5,409,390
Undistributed net investment income	50,230
Accumulated net realized loss on investments	(186,021)
Net unrealized depreciation on investments	(368,206)

Net assets	$4,905,393

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value.
Class A ($4,905,393 ÷ 432,425 shares)	$11.34

Maximum offering price per share

Class A (11.34 ÷ 95%)[1]	$11.94

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

14	Retirement Rising Distribution Portfolio | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-09

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$132,460
Dividends	45,974
Interest	72

Total investment income	178,506

Expenses

Investment management fees (Note 4)	8,697
Distribution and service fees (Note 4)	12,663
Accounting and legal services fees (Note 4)	664
Transfer agent fees (Note 4)	1,177
Trustees’ fees (Note 4)	1,231
State registration fees	13,931
Printing and postage fees	1,553
Professional fees	33,156
Custodian fees	11,581
Registration and filing fees	20,995
Tax expense	1,999
Other	24

Total expenses	107,671
Less expense reductions (Note 4)	(78,403)

Net expenses	29,268

Net investment income	149,238

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	48,509
Investments in affiliated underlying funds	(200,806)
Capital gain distributions received from affiliated underlying funds	15,443
(136,854)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	202,899
Investments in affiliated underlying funds	799,720
1,002,619
Net realized and unrealized gain	865,765

Increase in net assets from operations	$1,015,003

See notes to financial statements

Annual report | Retirement Rising Distribution Portfolio	15

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets shows how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	12-31-09	12-31-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$149,238	$162,922
Net realized gain (loss)	(136,854)	48,293
Change in net unrealized appreciation (depreciation)	1,002,619	(1,370,825)

Increase (decrease) in net assets resulting from operations	1,015,003	(1,159,610)

Distributions to shareholders
From net investment income	(155,933)	(193,076)
From net realized gain	(15,415)	—

Total distributions	(171,348)	(193,076)

From Fund share transactions (Note 5)	221,352	5,193,072

Total increase	1,065,007	3,840,386

Net assets

Beginning of period	3,840,386	—

End of period	$4,905,393	$3,840,386

Undistributed net investment income	$50,230	$47,914

1 Period from 1-2-08 (inception date) to 12-31-08.

See notes to financial statements

16	Retirement Rising Distribution Portfolio | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the beginning of the period.

CLASS A SHARES Period ended	12-31-09	12-31-08[1]

Per share operating performance

Net asset value, beginning of period	$9.34	$12.70
Net investment income[2]	0.36	0.41
Net realized and unrealized gain (loss) on investments	2.05	(3.29)
Total from investment operations	2.41	(2.88)
Less distributions
From net investment income	(0.37)	(0.48)
From net realized gain	(0.04)	—
Total distributions	(0.41)	(0.48)
Net asset value, end of period	$11.34	$9.34
Total return (%)[3,4]	26.35	(23.21)

Ratios and supplemental data

Net assets, end of period (in millions)	$5	$4
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	2.55[6]	1.71
Expenses net of fee waivers[5]	0.69[6]	0.62
Net investment income	3.54	3.59
Portfolio turnover (%)	38	17

1 The inception date for Class A shares is 1-2-08.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Fund. The range of expense ratios of the underlying funds held by the Fund was 0.53%–1.18% and 0.61%–1.13%, for the periods ended 12-31-09 and 12-31-08, respectively.

6 Includes tax expense, which was 0.05% of average net assets.

See notes to financial statements

Annual report | Retirement Rising Distribution Portfolio	17

Notes to financial statements

Note 1
Organization of the Trust

John Hancock Retirement Rising Distribution Portfolio (the Fund) is a series of John Hancock Funds II (the Trust). The Trust is an open-end management investment company organized as a Massachusetts business trust. It is a series company, which offers multiple Funds, each with a stated investment objective that it pursues through separate investment policies. The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective the Fund seeks capital appreciation. The Trust currently offers eighty-seven separate investment funds. The Fund is registered as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Fund operates as a “fund of funds,” investing in Class NAV shares of underlying Funds of the Trust and in other permitted security investments. John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Trust. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Trust. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

The accounting policies of the underlying Funds of the Trust are outlined in the underlying Funds’ shareholder reports, available without charge by calling 1-800-344-1029, on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

The Board of Trustees has authorized the issuance of Class A shares of the Fund. Class A shares are open to all retail investors. At December 31, 2009, the Adviser and affiliates owned 98.95% of the shares of the Fund.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 24, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Securities valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments by the Fund in underlying affiliated funds and investment companies are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Fund and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Certain short-term debt instruments are valued at amortized cost.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange-traded prices in active markets for identical securities. In addition, investments in the underlying Funds,

18	Retirement Rising Distribution Portfolio | Annual report

which are valued at their closing NAV, are included in this Level.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the Fund’s investments are classified as Level 1.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income and distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts/premiums are accreted/amortized for financial reporting purposes. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Expenses

The majority of expenses are directly identifiable to an individual fund. Trust expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Overdrafts

Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien and security interest in any Fund property that is not segregated, to the extent of any overdraft.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $215,824 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid. The loss carryforward expires as follows: December 31, 2017 — $215,824. Net capital losses of $5,683 that are attributable to security transactions incurred after October 31, 2009 (post-October deferral) are treated as arising on January 1, 2010, the first day of the Fund’s next taxable year.

As of December 31, 2009, the Fund has no uncertain tax positions that would

Annual report | Retirement Rising Distribution Portfolio	19

require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund uses a quarterly targeted distribution strategy and distributes substantially all of its net income quarterly and capital gain distributions, if any, annually. If the Fund has not met its distribution goal from net income and capital gains, then the distributions may consist of a return of capital. During the year ended December 31, 2009, tax character of distributions paid was $171,348 from net investment income. During the year ended December 31, 2008, tax character of distributions paid was $193,076 from net investment income.

As of December 31, 2009, the components of distributable earnings on a tax basis included $52,210 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to distribution reclassifications.

Note 3
Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 4
Investment advisory and
other agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Fund. The Fund and the Adviser have a subadvisory agreement with MFC Global Investment Management (U.S.A.), LLC, a wholly-owned subsidiary of MFC. The Fund is not responsible for payment of subadvisory fees.

The Fund pays the adviser a management fee for its services to the fund. The management fee has two components: (a) a fee on net assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Affiliated Fund Assets); and (b) a fee on assets invested in investments other than a fund of JHF II or JHF III (Other Assets). The fee on net assets invested in Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.060% of the first $500 million of aggregate net assets and (b) 0.050% of the excess over $500 million of aggregate net assets. The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio and is equivalent to the sum of: (a) 0.510% of the first $500 million of aggregate net assets and (b) 0.500% of the excess over $500 million of aggregate net assets and is applied to the Other Assets of the Fund. The investment management fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.21% of the Fund’s average daily net asset value.

20	Retirement Rising Distribution Portfolio | Annual report

Expense reimbursements

The Adviser has contractually agreed to reimburse or limit certain Fund level expenses to 0.09% of the Fund’s average annual net assets. This agreement excludes management fees, underlying fund expenses, taxes, portfolio brokerage commissions, interest, Rule 12b-1 fees, transfer agency fees, state registration fees, printing and postage, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, fees incurred under any agreement or plans of the Fund dealing with services for the shareholders and others with beneficial interest in shares of the Fund, are excluded. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1 fees, transfer agent fees, state registration fees, and printing and postage fees) of 0.35%. Accordingly, the expense reductions amounted to $78,403 for the year ended December 31, 2009. These expense reimbursements shall continue in effect until April 30, 2010 and thereafter until terminated by the Adviser.

Expense recapture

The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Fund is below its expense limitation during this period. For the year ended December 31, 2009, the Fund did not recapture any expenses. $78,403 of waived or reimbursed expenses are subject to potential recovery and expire in 2012.

Accounting and legal services fees

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. The accounting and legal services fees incurred for the year ended December 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans

The Trust has a Distribution Agreement with the Distributor. The Fund has adopted a Distribution Plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to reimburse the Distributor for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes daily payments to the Distributor at an annual rate not to exceed 0.30% of the average daily net assets of Class A shares. A maximum of 0.25% of average daily net assets may be service fees, as defined by the Conduct Rules of the Financial Industry Regulatory Authority. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Sales charges

Class A shares are assessed up-front sales charges. During the year ended December 31, 2009, there were no assessed sales charges.

Transfer agent fees

The Fund has a Transfer Agency Agreement with John Hancock Signature Services, Inc. (Transfer Agent), an indirect subsidiary of MFC. For Class A shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the class’s average daily net assets and reimbursement for certain out-of-pocket expenses. In addition, the Fund pays a monthly fee which is based on an annual rate of $17.50 for each Class A shareholder account.

Trustees’ fees

The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to the Fund based on its average daily net asset value.

Annual report | Retirement Rising Distribution Portfolio	21

Note 5
Fund share transactions

This listing illustrates the number of Fund shares sold and reinvested during the year ended December 31, 2009 and the period ended December 31, 2008, along with the corresponding dollar value.

	Year ended 12-31-09		Period ended 12-31-08[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	4,488	$50,004	393,710	$4,999,996
Distributions reinvested	16,775	171,348	17,452	193,076
Net increase	21,263	$221,352	411,162	$5,193,072

1Period from 1-2-08 (inception date) to 12-31-08.

Note 6
Purchases and sales of securities

Purchases and sales of the securities during the year ended December 31, 2009, aggregated $1,945,294 and $1,552,109, respectively.

Note 7
Investment in affiliated
underlying funds

The Fund invests primarily in underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Fund’s investments may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2009, the Fund did not hold a significant position in any of the underlying funds.

22	Retirement Rising Distribution Portfolio | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholder of John Hancock
Retirement Rising Distribution Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Retirement Rising Distribution Portfolio (the “Fund”), a portfolio of John Hancock Funds II, at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2010

Annual report | Retirement Rising Distribution Portfolio	23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended December 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2009, 9.80% of the dividends qualifies for the corporate dividends-received deduction.

The Fund herby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Shareholders were mailed a 2009 1099-DIV in January 2010. This reflected the total of all distributions that are taxable for calendar year 2009.

24	Retirement Rising Distribution Portfolio | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Bardelis, Born: 1941	2008	209

Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988) and former Trustee of John Hancock Funds III (2005–2006).

Peter S. Burgess, Born: 1942	2008	209

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner,
Arthur Andersen (independent public accounting firm) (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation
(since 2004). Trustee of John Hancock Trust (since 2005), and former Trustee of John Hancock Funds III
(2005–2006).

Theron S. Hoffman,[2] Born: 1947	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive
Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President,
Westport Resources Management (2006–2008); Partner/Operating Head & Senior Managing Director,
Putnam Investments (2000–2003); Executive Vice President, Thomson Corp. (1997–2000) (financial information publishing).

Hassell H. McClellan, Born: 1945	2008	209

Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds III (2005–2006) and
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates, Born: 1946	2008	209

Chairman of the Board of John Hancock Funds II; Managing Director, Wydown Group (financial con-
sulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman,
Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial
Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998); Virtus Investment
Management (since 2009); and Emerson Investment Management (since 2000). Trustee of John Hancock
Trust (since 2004) and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts,[2] Born: 1944	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors
Deputy Director, Federal Reserve System (2005–2008); Partner, KPMG (1987–2004).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2 Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Annual report | Retirement Rising Distribution Portfolio	25

Non-Independent Trustees
Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1,2]	by Trustee

James R. Boyle,[3] Born: 1959	2008	267

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Chairman and Director, John Hancock
Advisers, LLC, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (holding company) (since
2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006).

Grace K. Fey,[4,5] Born: 1946	2008	209

Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer,
Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management
Company (1988–2007); Director, Fiduciary Trust (since 2009).

1 Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

3 Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

4 Ms. Fey was appointed by the Board as Trustee on September 26, 2008.

5 Ms. Fey is an “interested person” (as defined by the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a subadviser of certain funds of John Hancock Funds II and John Hancock Trust.

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2009

President
Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions);
Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Thomas M. Kinzler, Born: 1955	2008

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC (since 2008); Secretary, John Hancock Funds,
LLC and the Berkeley Financial Group, LLC (since 2007); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

26	Retirement Rising Distribution Portfolio | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2008

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Chief Compliance Officer, John Hancock Advisers, LLC and
John Hancock Investment Management Services, LLC (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (until
2007); Vice President and Chief Compliance Officer, MFC Global (U.S.) (2005–2008); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2005).

Michael J. Leary, Born: 1965	2008

Treasurer
Vice President, John Hancock Life Insurance Company (U.S.A.) and Treasurer for John Hancock Funds,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since May 2009); Assistant
Treasurer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

Charles A. Rizzo, Born: 1957	2008

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund
Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

John G. Vrysen, Born: 1955	2008

Chief Operating Officer
Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director,
Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The Berkeley
Financial Group, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds,
LLC (since 2007); Chief Operating Officer, JHT (since 2005); Chief Operating Officer, John Hancock
Funds and John Hancock Funds III (2007–2009); Director, John Hancock Signature Services, Inc.
(since 2005); Chief Financial Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC,
MFC Global Investment Management (U.S.), John Hancock Investment Management Services, LLC,
John Hancock Funds, LLC, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and
John Hancock Trust (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

Annual report | Retirement Rising Distribution Portfolio	27

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Investment Management
James R. Boyle†	Services, LLC
Grace K. Fey†
Charles L. Bardelis*	Subadviser
Peter S. Burgess*	MFC Global Investment Management
Theron S. Hoffman	(U.S.A.), Limited
Hassell H. McClellan
Steven M. Roberts*	Principal distributor
* Member of the Audit Committee	John Hancock Funds, LLC
† Non-Independent Trustee
Custodian
Officers	State Street Bank and Trust Company
Hugh McHaffie
President	Transfer agent
John Hancock Signature Services, Inc.
Thomas M. Kinzler
Secretary and Chief Legal Officer	Legal counsel
K&L Gates LLP
Francis V. Knox, Jr.
Chief Compliance Officer	Independent registered
public accounting firm
Michael J. Leary
Treasurer	PricewaterhouseCoopers LLP

Charles A. Rizzo	The report is certified under the Sarbanes-Oxley
Chief Financial Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
John G. Vrysen	knowledge, the information in their financial reports
Chief Operating Officer	is fairly and accurately stated in all material respects.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

28	Retirement Rising Distribution Portfolio | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Retirement Rising Distribution Portfolio.	3320A 12/09
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	2/10

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

JOHN HANCOCK TRUST
JOHN HANCOCK FUNDS
JOHN HANCOCK FUNDS II
JOHN HANCOCK FUNDS III

SARBANES-OXLEY CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE & PRINCIPAL FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”) and Principal Financial Officer (“Chief Financial Officer”) (the “Registrant’s Executive Officers” or “Executive Officers” as set forth in Exhibit A) for the purpose of promoting:

►  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

► full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

►  compliance with applicable laws and governmental rules and regulations;

►  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

►  accountability for adherence to the Code.

Each of the Registrant’s Executive Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when an Executive Officer’s private interest interferes with the interests of, or his service to, the Fund. For example, a conflict of interest would arise if a Registrant’s Executive Officers, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Executive Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Executive Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Registrant’s Executive Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Executive Officers are also officers or employees. As a result, this Code recognizes that the Registrant’s Executive Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Executive Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Executive Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Executive Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Registrant’s Executive Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Executive Officer should not be placed improperly before the interest of the Fund.

*	*	*

Each Covered Officer must:

►  not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Executive Officer would benefit personally to the detriment of the Fund;

►  not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Executive Officer rather than for the benefit of the Fund; and

►  not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”). Examples of these include:

►  service as a director/trustee on the board of any public or private company;

►  the receipt of any non-nominal gifts;

►  the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

►  any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

►  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Executive Officer’s employment, such as compensation or equity ownership.

III. Disclosure & Compliance

►  Each Executive Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

►  Each Executive Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

►  Each Executive Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

►  It is the responsibility of each Executive Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting & Accountability

Each Executive Officer must:

►  upon adoption of the Code (or thereafter as applicable, upon becoming an Executive Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

►  annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

►  not retaliate against any employee or Executive Officer or their affiliated persons for reports of potential violations that are made in good faith;

►  notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

►  report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

►  the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

►  if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

►  any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

►  if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

►  the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

►  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Registrant’s Executive Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Registrant’s Executive Officers and others, and are not part of this Code.

VI. Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII. Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

Exhibit A

Persons Covered by this Code of Ethics
(As of July 2009)

John Hancock Trust

►  Principal Executive Officer and President – Hugh McHaffie

►  Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds

►  Principal Executive Officer and President – Keith Hartstein

►  Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds II

►  Principal Executive Officer and President – Hugh McHaffie

►  Principal Financial Officer and Chief Financial Officer – Charles Rizzo

John Hancock Funds III

►  Principal Executive Officer and President – Keith Hartstein

►  Principal Financial Officer and Chief Financial Officer – Charles Rizzo

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

2009: $175,604
2008: $237,474

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:

2009: $38,646
2008: $38,646

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c) TAX FEES:

2009: $13,501
2008: $21,775

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d) ALL OTHER FEES:

2009: $7,836
2008: $0

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were

$5,891,473 for the fiscal year ended December 31, 2009, and $7,793,908 for the fiscal year ended December 31, 2008.

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PWC’s independence

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included with Item 1.
(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie
Hugh McHaffie
President
Date: February 26, 2010

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 26, 2010